UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

Near Intelligence, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

near intelligence, Inc.
100 W Walnut St., Suite A-4
Pasadena, CA 91124
(628) 889-7680

July 7, 2023

To the Stockholders of Near Intelligence, Inc.:

You are cordially invited to attend a special meeting (the “Special Meeting”) of the stockholders of Near Intelligence, Inc. (the “Company”), to be conducted in a virtual format only via live audio webcast at 10:00 a.m. Eastern Time, on Wednesday, July 26, 2023, at https://www.cstproxy.com/near/2023.

To provide access to our stockholders regardless of geographic location, the Special Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Special Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Special Meeting by visiting the virtual meeting web page at https://www.cstproxy.com/near/2023 and entering the control number found on the enclosed proxy card or voting form. If you encounter any difficulties accessing the virtual Special Meeting, please call the technical support number available on the virtual meeting page on the morning of the Special Meeting.

Your vote is very important, regardless of the number of shares that you own. Whether or not you expect to be present at the Special Meeting, after receiving the proxy materials, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Special Meeting. You may vote via the Internet, by telephone or by signing, dating, and returning the enclosed proxy card or voting form. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting.

Thank you for your support of the Company. I look forward to seeing you at the virtual Special Meeting.

/s/ Anil Mathews
Anil Mathews
Chief Executive Officer and Chairman of the Board of Directors
July 7, 2023

near intelligence, Inc.
100 W Walnut St., Suite A-4
Pasadena, CA 91124
(628) 889-7680

Notice of Special Meeting of Stockholders
to be Held on july 26, 2023

Notice is hereby given that a special meeting (the “Special Meeting”) of the stockholders of Near Intelligence, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. Eastern Time, on Wednesday, July 26, 2023, in a virtual format only via live audio webcast at https://www.cstproxy.com/near/2023. We will consider and act on the following items of business at the Special Meeting:

1.      A proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock (including shares underlying convertible debentures and warrants) in connection with the Junior Capital Financings (as defined below), in an amount in excess of 20% of the Company’s common stock outstanding as of March 31, 2023 (the “Junior Capital Financings Proposal”);

2.      A proposal to approve the issuance of shares of the Company’s common stock and/or securities convertible into or exercisable for shares of common stock at a price below the “minimum price” and in a number equal to 20% or more of the Company’s common stock outstanding in one or more non-public transactions as required by and in accordance with Nasdaq Listing Rule 5635(d) (the “Private Placement Proposal”);

3.      A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio in the range of 1-for-2 to 1-for-20 (the “Reverse Stock Split”), with the exact ratio to be determined at the discretion of the Board, and effected at such time and date, if at all, as determined by the Board, but in any case prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting (the “Reverse Stock Split Proposal”);

4.A proposal to approve an amendment to the Company’s 2023 Equity Incentive Plan (the “2023 Plan”) to increase the number of shares of common stock authorized for issuance pursuant to awards under the 2023 Plan by 5,537,250 shares, for a total of 11,432,783 shares authorized (the “2023 Plan Amendment Proposal”); and

5.      A proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Junior Capital Financings Proposal, the Private Placement Proposal, the Reverse Stock Split Proposal or the 2023 Plan Amendment Proposal (the “Adjournment Proposal”).

Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” Proposals 1, 2, 3, 4 and 5.

To provide access to our stockholders regardless of geographic location, the Special Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Special Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Special Meeting by visiting https://www.cstproxy.com/near/2023 and entering the control number found on the enclosed proxy card or voting form. If you encounter any difficulties accessing the virtual Special Meeting, please call the technical support number available on the virtual meeting page on the morning of the Special Meeting.

The Board of Directors has fixed the close of business on June 28, 2023, as the record date (the “Record Date”) for the Special Meeting. Only holders of record of shares of our common stock on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for examination during normal business hours for ten (10) calendar days before the Special Meeting at our address above.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting in person, we request that you vote your shares electronically via the Internet or by telephone (or by completing, dating, signing and mailing the enclosed proxy card) in accordance with the instructions set out in enclosed proxy card and in the Proxy Statement to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

By Order of the Board,
/s/ Anil Mathews
Anil Mathews
Chief Executive Officer and Chairman of the Board of Directors
July 7, 2023

i

near intelligence, Inc.
100 W Walnut St., Suite A-4
Pasadena, CA 91124
(628) 889-7680

Proxy Statement
for
Special Meeting of Stockholders

To be Held on July 26, 2023

Your proxy is solicited by the Board of Directors (the “Board”) on behalf of Near Intelligence, Inc. to be voted at the Special Meeting of Stockholders (the “Special Meeting”) to be held on July 26, 2023, at the time and virtual location and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Special Meeting. To provide access to our stockholders regardless of geographic location, the Special Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Special Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Special Meeting.

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “Near” refer to Near Intelligence, Inc., a Delaware corporation. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.0001 per share (the “Common Stock”), entitled to vote at the Special Meeting.

This Proxy Statement summarizes information about the proposals to be considered at the Special Meeting and other information you may find useful in determining how to vote. The proxy card is a means by which you authorize the proxies to vote your shares in accordance with your instructions. Hard copies of this Proxy Statement, along with the Notice and a proxy card are being mailed to our stockholders of record as of the close of business on June 28, 2023, beginning on or about July 7, 2023. See “About the Special Meeting” beginning on page 2 for more information.

Our executive offices are located at, and our mailing address is, 100 W Walnut St., Suite A-4, Pasadena, CA 91124.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE Meeting of STOCKHOLDERs TO BE HELD ON jULY 26, 2023:

Our official Notice of Special Meeting of Stockholders and Proxy Statement are available at: https://www.cstproxy.com/near/2023

About The Special Meeting

The information provided below in “question and answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement.

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Special Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

1.      A proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock (including shares underlying convertible debentures and warrants) in connection with the Junior Capital Financings (as defined below), in an amount in excess of 20% of the Common Stock outstanding as of March 31, 2023 (the “Junior Capital Financings Proposal”);

2.      A proposal to approve the issuance of shares of Common Stock and/or securities convertible into or exercisable for shares of Common Stock at a price below the Minimum Price (as defined below) and in a number equal to 20% or more of the Common Stock outstanding in one or more non-public transactions as required by and in accordance with Nasdaq Listing Rule 5635(d) (the “Private Placement Proposal”);

3.      A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Common Stock at a ratio in the range of 1-for-2 to 1-for-20 (the “Reverse Stock Split”), with the exact ratio to be determined at the discretion of the Board, and effected at such time and date, if at all, as determined by the Board, but in any case prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting (the “Reverse Stock Split Proposal”);

4.      A proposal to approve an amendment to the Company’s 2023 Equity Incentive Plan (the “2023 Plan”) to increase the number of shares of Common Stock authorized for issuance pursuant to awards under the 2023 Plan by 5,537,250 shares, for a total of 11,432,783 shares authorized (the “2023 Plan Amendment Proposal”); and

5.      A proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Junior Capital Financings Proposal, the Private Placement Proposal, the Reverse Stock Split Proposal or the 2023 Plan Amendment Proposal (the “Adjournment Proposal”).

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of our Notice and Proxy Statement and multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you may receive a Notice, proxy card and Proxy Statement for shares held in your name and a voting instruction form for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of Common Stock held in each of your different accounts to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on June 28, 2023 (the “Record Date”). The Record Date was established by the Board as required by Delaware law. On the Record Date, 50,588,257 shares of Common Stock were issued and outstanding.

Who is entitled to vote at the Special Meeting?

Holders of Common Stock at the close of business on the Record Date may vote at the Special Meeting.

What are the voting rights of the stockholders?

Each holder of Common Stock is entitled to one vote per share of Common Stock held as of the Record Date on all matters to be acted upon at the Special Meeting.

What constitutes a quorum for the Special Meeting?

The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Special Meeting shall constitute a quorum for the transaction of business at the Special Meeting. If a quorum is not present or represented at the Special Meeting, then the Chairman of the meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Continental Stock Transfer & Trust Company, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice, Proxy Statement and proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice and Proxy Statement and voting instruction form have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner.

The Reverse Stock Split Proposal being presented to stockholders at the Special Meeting is considered a “routine” matter for which your broker (or bank or other nominee) will be permitted to exercise discretionary voting authority if you do not provide voting instructions. The Junior Capital Financings Proposal, the Private Placement Proposal, the 2023 Plan Amendment Proposal and the Adjournment Proposal are considered “non-routine” matters for which your broker (or bank or other nominee) will not be permitted to exercise discretionary voting authority if you do not provide voting instructions.

How do I vote my shares?

If you are a stockholder of record as of the Record Date, you may submit your proxy before the Special Meeting in any of the following ways:

•        use the toll-free number shown on your proxy card;

•        visit the website shown on your proxy card to vote via the Internet; or

•        complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

Stockholders who choose to participate in the Special Meeting can vote their shares electronically during the meeting by visiting https://www.cstproxy.com/near/2023. You will need the control number that is printed on your proxy card to enter the Special Meeting. We recommend that you log in at least 15 minutes before the meeting to ensure you are logged in when the Special Meeting starts.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting your proxy, you will direct the designated person (known as a “proxy”) to vote your stock at the Special Meeting in accordance with your instructions. The Board has appointed Anil Mathews and Rahul Agarwal to serve as proxies for the Special Meeting.

Your proxy will be valid only if you complete and return it before the Special Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” for Proposals 1, 2, 3, 4 and 5. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction form, you may direct your nominee how to vote your shares. If you partially complete the voting instruction form but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares during the Special Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy.

What if I have technical difficulties or trouble accessing the Special Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Special Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting page on the morning of the Special Meeting.

Who counts the votes?

All votes will be tabulated by a representative of Continental Stock Transfer & Trust Company, our stock transfer agent, who will serve as the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

Can I vote my shares at the Special Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the Special Meeting by submitting your vote electronically during the Special Meeting.

If you hold your shares in “street name,” you may vote your shares at the Special Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Special Meeting, we recommend that you submit your proxy as described above so that your votes will be counted if you later decide not to attend the Special Meeting or are unable to attend.

What are my choices when voting?

You may vote for, vote against or abstain from voting on each proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares “FOR” Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4 and “FOR” Proposal 5.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a signed proxy that does not specify how you want to vote your shares on one or more proposals, the proxy will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted “FOR” Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4 and “FOR” Proposal 5.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares on any of the proposals being presented at the Special Meeting that are considered “non-routine” matters. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

•        Attending the Special Meeting and voting at the Special Meeting. Your attendance at the Special Meeting will not by itself revoke a proxy. You must vote your shares by submitting your vote by accessing the voting link at the Special Meeting to revoke your proxy.

•        Completing and submitting a new valid proxy bearing a later date by Internet, telephone or mail (which must be received prior to 5:00p.m. Eastern Time, on July 25, 2023).

•        Giving written notice of revocation to the Company addressed to Jay Angelo, General Counsel, at the Company’s address above, which notice must be received before 5:00 p.m. Eastern Time, on July 25, 2023.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

•        Proposal 1, the Junior Capital Financings Proposal: The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required to approve the Junior Capital Financings Proposal.

•        Proposal 2, the Private Placement Proposal: The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required to approve the Private Placement Proposal.

•        Proposal 3, the Reverse Stock Split Proposal: The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to approve the Reverse Stock Split Proposal.

•        Proposal 4, the 2023 Plan Amendment Proposal: The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required to approve the 2023 Plan Amendment Proposal.

•        Proposal 5, the Adjournment Proposal: The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required to approve the Adjournment Proposal.

How are abstentions and broker non-votes treated?

Any stockholder who is present at the Special Meeting, either in person or by proxy, who abstains from voting will still be counted for purposes of determining whether a quorum exists for the meeting. Broker non-votes will also be counted as present for the purpose of determining a quorum. Abstentions and broker non-votes will have no effect on the Junior Capital Financings Proposal, the Private Placement Proposal, the 2023 Plan Amendment Proposal or the Adjournment Proposal, and will have the same effect as a vote against the Reverse Stock Split Proposal.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, with respect to shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Special Meeting?

Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the Special Meeting.

Proposal 1: Approval of the JUNIOR CAPITAL FINANCINGS

Background and Overview

Junior Capital Financing Transactions

On March 31, 2023, the Company entered into a securities purchase agreement (the “Part A-1 Securities Purchase Agreement”) with the investors listed on Schedule I thereto (the “Part A-1 Investors”), in connection with the issuance and sale by the Company of (i) convertible debentures in an aggregate principal amount of $5,969,325 (the “Part A-1 Convertible Debentures”), and (ii) warrants (the “Part A-1 Warrants”) to purchase an aggregate of 149,234 shares (the “Part A-1 Warrant Shares”) of Common Stock.

On May 18, 2023, the Company entered into a securities purchase agreement (the “Part A-2 Securities Purchase Agreement”) with the investors listed on Schedule I thereto (the “Part A-2 Investors”), in connection with the issuance and sale by the Company of (i) convertible debentures in an aggregate principal amount of $2,500,000 (the “Part A-2 Convertible Debentures”) and (ii) warrants (the “Part A-2 Warrants,” and together with the Part A-1 Warrants, the “Warrants”) to purchase an aggregate of 62,500 shares of Common Stock. Also on May 18, 2023, the Company entered into a securities purchase agreement (the “Part B Securities Purchase Agreement”) with the investors listed on Schedule I thereto (the “Part B Investors” and together with the Part A-2 Investors, the “Part A-2/Part B Investors”), in connection with the issuance and sale by the Company of (i) convertible debentures in an aggregate principal amount of $11,440,217 (the “Part B Convertible Debentures”, and together with the Part A-2 Convertible Debentures, the “Part A-2/Part B Convertible Debentures,” and the Part A-2/Part B Convertible Debentures together with the Part A-1 Convertible Debentures, the “Convertible Debentures”) and (ii) an aggregate of 263,125 shares of Common Stock (the “Commitment Fee Shares”). The Part B Convertible Debentures were issued at an original issue discount of 8%, resulting in aggregate gross proceeds to the Company of $10,525,000.

As used herein, the transactions contemplated by the Part A-1 Securities Purchase Agreement, the Part A-2 Securities Purchase Agreement and the Part B Securities Purchase Agreement are referred to as the “Junior Capital Financings.”

Reasons for the Junior Capital Financings

The Company is party to that certain Financing Agreement dated November 4, 2022 (as amended from time to time, the “Financing Agreement”) with Near Intelligence LLC (a wholly owned subsidiary of the Company) as borrower, certain of the Company’s other subsidiaries party thereto as guarantors, the lenders party thereto, and Blue Torch Finance LLC, as administrative agent and collateral agent (“Blue Torch”). As further described below, pursuant to the Financing Agreement, the Company was required to, among other things, (i) maintain minimum Liquidity (as defined in the Financing Agreement) above specified thresholds and (ii) raise additional capital from the issuance of subordinated indebtedness or equity securities on or before specified dates.

In March 2023, in light of the Company’s liquidity position and the requirements and conditions set forth in the Financing Agreement, the Board determined that it was necessary for the Company to raise additional funds for general corporate purposes through the issuance and sale of convertible debentures.

We believe that the Junior Capital Financings, which yielded aggregate gross proceeds of $18,994,325 and allowed the Company to satisfy certain conditions of the Financing Agreement (as further described below under the heading “Blue Torch Financing Agreement”), was necessary in light of the Company’s cash and cash funding requirements at the time. In addition, the Board and the Company’s management team considered numerous alternatives to the Junior Capital Financings, none of which proved to be feasible or, in the opinion of the Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Junior Capital Financings.

Part A-1 Convertible Debentures and Warrants

The Part A-1 Convertible Debentures bear interest at an annual rate of 0.01% and will mature on the date that is 90 days after the final maturity date of the term loans issued pursuant to the Financing Agreement. The maturity date may be extended at the option of the applicable Part A-1 Investor. Beginning September 28, 2023, any portion of the outstanding and unpaid principal amount of the Part A-1 Convertible Debentures, together with any accrued but unpaid interest, may be converted into shares of Common Stock (the “Part A-1 Conversion Shares”) based on a conversion price of the lower of (i) $10.01, or (ii) 75% of the average of the daily VWAPs (as defined below) during the twenty (20) consecutive trading days immediately preceding the conversion date or other date of determination, but not lower than a floor price of $2.06.

The Part A-1 Convertible Debentures are subordinate to all obligations of the Company to Blue Torch under the Financing Agreement, including Blue Torch’s security interests in the Company’s property.

The Part A-1 Convertible Debentures may not be converted into shares of Common Stock to the extent such conversion would result in the applicable Part A-1 Investor and its affiliates having beneficial ownership of more than 4.99% of the Company’s then outstanding shares of Common Stock, provided that this limitation may be waived by the applicable Part A-1 Investor upon not less than 65 days’ prior notice to the Company. The Part A-1 Convertible Debentures also contain certain representations, warranties, covenants, and events of default including, among other things, if the Company becomes delinquent in its periodic report filings with the SEC. If an event of default occurs and is continuing, the full unpaid principal amount of the Part A-1 Convertible Debentures, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, at a Part A-1 Investor’s election by notice to the Company, immediately due and payable in cash.

The Part A-1 Warrants have an exercise price of $0.01, subject to certain adjustments. The Part A-1 Warrants are exercisable into shares of Common Stock beginning on March 31, 2023 and expire at 5:00 p.m. Eastern Time on March 31, 2027. No portion of the Part A-1 Warrants may be exercised to the extent that, after giving effect to such exercise, the applicable Part A-1 Investor and its affiliates would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise, provided that this limitation may be waived by the applicable Part A-1 Investor upon not less than 65 days’ prior notice to the Company.

In connection with the entry into the Part A-1 Securities Purchase Agreement and the issuance of the Part A-1 Convertible Debentures and Part A-1 Warrants, the Company and each of the Part A-1 Investors entered into a registration rights agreement (the “Part A-1 Registration Rights Agreement”) pursuant to which the Company is required to file a registration statement registering the resale by the Part A-1 Investors of the Part A-1 Conversion Shares and Part A-1 Warrant Shares under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Part A-1 Registration Rights Agreement, the Company is required to meet certain obligations with respect to, among other things, the timeliness of the filing and effectiveness of the registration statement. The Company filed such registration statement on May 10, 2023, but it has not been declared effective.

Part A-2 Convertible Debentures and Warrants and Part B Convertible Debentures

The Part A-2 Convertible Debentures bear interest at an annual rate of 0.01% and will mature on the date that is the later of (i) February 2, 2027 and (ii) 90 days after the final maturity date of the term loans issued pursuant to the Financing Agreement. The Part B Convertible Debentures bear interest at an annual rate of 10% and will mature on the date that is the later of (i) the one-year anniversary of the issuance date of the Part B Convertible Debentures or (ii) the earlier of (a) 90 days after the final maturity date of the term loans issued pursuant to the Financing Agreement or (b) the termination or repayment of the term loans issued pursuant to the Financing Agreement. The interest rate is subject to increase to 15% upon the occurrence and during the continuance of any Event of Default (as defined therein). The maturity date of any Part A-2 Convertible Debenture or Part B Convertible Debenture may be extended at the option of the applicable Part A-2/Part B Investor. The Part A-2/Part B Convertible Debentures are subordinate to all obligations of the Company to Blue Torch under the Financing Agreement, including Blue Torch’s security interests in the Company’s property.

Subject to the Stockholder Approval Requirement (as defined below), beginning November 14, 2023, any portion of the outstanding and unpaid principal amount of the Part A-2 Convertible Debentures, together with any accrued but unpaid interest, may be converted into shares of Common Stock based on a conversion price of the lower of (i) $10.01, or (ii) 75% of the average of the daily VWAPs during the 20 consecutive trading days immediately preceding the conversion date or other date of determination, but not lower than a floor price of $0.45 (the “Floor Price”).

Subject to the Stockholder Approval Requirement, any portion of the outstanding and unpaid principal amount of the Part B Convertible Debentures, together with any redemption premium and accrued but unpaid interest, may be converted into shares of Common Stock based on a conversion price of the lower of (i) $2.23, or (ii) 90.0% of the lowest daily VWAP of the Common Stock during the seven consecutive trading days prior to the conversion date, but not lower than the Floor Price.

Subject to a subordination agreement among Blue Torch and the Part B Investors (the “Part B Subordination Agreement”), the Company may, at its option, elect to redeem a portion or all amounts outstanding under either Part B Convertible Debenture in cash, plus a 5% redemption premium on the amount to be redeemed, provided that (i) the last reported closing price of the Common Stock is less than $2.23 and (ii) the Company provides the applicable holder with at least five business days’ prior written notice of its desire to exercise such redemption right. Upon receipt of a redemption notice, a holder shall have five business days to elect to convert all or any portion of its Part B Convertible Debenture in lieu of redemption.

For purposes of the Convertible Debentures, “VWAP” means the daily dollar volume-weighted average price for such security on the Nasdaq Global Market as reported by Bloomberg through its “Historical Prices — Px Table with Average Daily Volume” functions.

Except for YA II PN, Ltd. (“Yorkville”), no Part A-2/Part B Investor may convert its Convertible Debentures until the Junior Capital Financings have been approved by the Company’s stockholders in accordance with Nasdaq Listing Rule 5635(d) (the “Stockholder Approval Requirement”). Yorkville may convert its Part B Convertible Debenture so long as the aggregate number of shares of Common Stock issued pursuant to its Part B Convertible Debenture does not exceed 6,004,000 shares (the “Exchange Cap”), provided, however, that the foregoing restriction will no longer apply upon satisfaction of the Stockholder Approval Requirement. KludeIn Prime LLC (“KludeIn Prime”) also agreed that it will not convert its Part A-1 Convertible Debentures or exercise its Part A-1 Warrants until the Stockholder Approval Requirement is satisfied. Furthermore, the Part A-2/Part B Convertible Debentures may not be converted into shares of Common Stock to the extent such conversion would result in the applicable Part A-2/Part B Investor and its affiliates having beneficial ownership of more than 4.99% (or in the case of one investor, 9.99%) of the Company’s then outstanding shares of Common Stock, provided that this limitation may be waived by the applicable Part A-2/Part B Investor upon not less than 65 days’ prior notice to the Company.

The Part A-2 Warrants have an exercise price of $0.01, subject to certain adjustments. The Part A-2 Warrants will be immediately exercisable into shares of Common Stock upon satisfaction of the Stockholder Approval Requirement and expire at 5:00 p.m. Eastern Time on May 18, 2027. No portion of the Part A-2 Warrants may be exercised to the extent that, after giving effect to such exercise, the applicable Part A-2 Investor and its affiliates would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise, provided that this limitation may be waived by the Part A-2 Investor upon not less than 65 days’ prior notice to the Company.

The Part B Convertible Debentures provide that, upon the occurrence of a Trigger Event (as defined below) and subject to the Part B Subordination Agreement, the Company must make monthly cash payments against the principal amount then outstanding in an amount equal to $1,000,000 of the principal amount of such Part B Convertible Debenture plus accrued and unpaid interest thereon, if any, plus a redemption premium of 5% of the triggered payment amount (each, a “Trigger Payment” and collectively, the “Trigger Payments”). A “Trigger Event” occurs if (i) the daily VWAP is less than the Floor Price for five trading days during a period of seven consecutive trading days (the “Floor Price Trigger”) or (ii) in the case of Yorkville only, at any time on or after July 31, 2023 the Company has issued in excess of 95% of the Common Stock available under the Exchange Cap (the “Exchange Cap Trigger”). The Company’s obligation to make Trigger Payments shall be reduced by an amount equal to any portion of the principal amount of such Part B Convertible Debenture, together with any accrued and unpaid interest, that, following the applicable Trigger Date, is converted into shares of Common Stock at the option of the holder. The Company’s obligation to make Trigger Payments will continue until, in the case of a Floor Price Trigger, the fifth consecutive trading day that the VWAP is greater than 110% of the Floor Price, or, with respect to an Exchange Cap Trigger, the Company has obtained stockholder approval to increase the number of shares of Common Stock under the Exchange Cap and/or the Stockholder Approval Requirement has been satisfied.

In connection with Yorkville’s investment in the Part B Convertible Debentures, entities affiliated with certain officers of the Company (collectively, the “Stockholder Guarantors”) entered into a Guaranty in favor of Yorkville (the “Stockholder Guaranty”). Pursuant to the Stockholder Guaranty, upon failure of the Company to make any Trigger Payment when due, including in the event the Company is unable to make a Trigger Payment as a result of the Part B Subordination Agreement, the Stockholder Guarantors will be obligated to make such Trigger Payment to Yorkville. Upon receipt of a Trigger Payment from any Stockholder Guarantor, Yorkville will transfer to such Stockholder Guarantor a portion of the Part B Convertible Debenture in an amount equal to the Trigger Payment received, less the redemption premium. Each Stockholder Guarantor also agreed to certain lock-up provisions during the term of the Stockholder Guaranty.

In connection with the entry into the Part A-2 Securities Purchase Agreement and the Part B Securities Purchase Agreement and the issuance of the Part A-2 Convertible Debentures, the Part A-2 Warrants, the Part B Convertible Debentures and the Commitment Fee Shares, the Company and each of the Part A-2/Part B Investors entered into certain Registration Rights Agreements (together, the “Part A-2/Part B Registration Rights Agreements”) pursuant to which the Company is required to file registration statements registering the resale by the Part A-2/Part B Investors of the shares issuable upon conversion of the Part A-2/Part B Convertible Debentures, the shares issuable upon exercise of the Part A-2 Warrants and the Commitment Fee Shares under the Securities Act. Pursuant to the Part A-2/Part B Registration Rights Agreements, the Company is required to meet certain obligations with respect to, among other things, the timeliness of the filing and effectiveness of registration statements. The Company is required to file a (i) registration statement related to the shares issuable upon conversion of the Part A-2 Convertible Debentures and upon exercise of the Part A-2 Warrants no later than thirty (30) days following May 18, 2023, and (ii) a registration statement related to the shares issuable upon conversion of the Part B Convertible Debentures and the Commitment Fee Shares no later than fifteen (15) days following May 18, 2023. The Company filed such registration statement on May 31, 2023, but it has not been declared effective.

Blue Torch Financing Agreement

The Financing Agreement provides for senior secured term loans in an initial principal amount of up to $100.0 million. Borrowings under the Financing Agreement accrue interest at a floating rate per annum equal to the adjusted Term SOFR plus 9.75% (subject to a floor set at 3.891% as of the effective date). Interest is payable quarterly and the borrowings under the Financing Agreement are scheduled to mature on November 4, 2026. Under certain circumstances, a default interest rate will apply on all obligations during the existence of an event of default under the Financing Agreement at a per annum rate equal to 2.00% above the interest rate otherwise applicable to such obligations. Our obligations under the Financing Agreement are guaranteed by certain of our domestic and foreign subsidiaries meeting materiality thresholds set forth in the Financing Agreement. Such obligations, including the guarantees, are secured by substantially all of our and the subsidiary guarantors’ personal property.

On March 23, 2023, Near Intelligence Holdings Inc., a Delaware corporation (“Near Holdings”), its subsidiary guarantors, Blue Torch and the Required Lenders (as defined therein) entered into the Consent and Amendment No. 2 to Financing Agreement (the “Consent and Amendment No. 2”), pursuant to which the Company agreed that (a) on or prior to March 31, 2023, (i) the business combination (the “Business Combination”) would be consummated in accordance with the terms of that certain Agreement and Plan of Merger, dated as of May 18, 2022 (as amended from time to time, the “Merger Agreement”), by and among KludeIn I Acquisition Corp., a Delaware corporation (“KludeIn”), Paas Merger Sub 1 Inc., a Delaware corporation and wholly owned subsidiary of KludeIn (“Merger Sub 1”), Paas Merger Sub 2 LLC, a Delaware limited liability company and wholly owned subsidiary of KludeIn (“Merger Sub 2”), and Near Holdings, pursuant to which, (A) Merger Sub 1 merged with and into Near Holdings, with Near Holdings surviving the merger as a wholly owned subsidiary of KludeIn (the “First Merger”), and (B) immediately following the First Merger, Near Holdings, as the surviving entity of the First Merger, merged with and into Merger Sub 2, with Merger Sub 2 being the surviving entity (the “Second Merger” and, together with the First Merger, the “Mergers”), in all material respects, and at a pre-money enterprise value of at least $575 million, (ii) the Company would raise additional capital from the issuance of subordinated indebtedness or equity securities (“Junior Capital”) in an amount that, together with net cash proceeds from the KludeIn trust account, equaled or exceeded $8.0 million, and (iii) the Company would secure commitments constituting Junior Capital of at least $8.5 million in the aggregate (the “Committed Junior Investments”), and (b) on or prior to April 15, 2023, the Committed Junior Investments must have been funded with net cash proceeds of at least $8.5 million ((a)(ii)-(iii) and (b) together, the “Junior Capital Financing Conditions”). In addition to the foregoing Junior Capital Financing Conditions, on or before May 31, 2023, the Company was required to receive net cash proceeds of at least $50.0 million from the issuance of Junior Capital (the “Subsequent Financing Condition”). The failure to meet either the Junior Capital Financing Conditions or the Subsequent Financing Condition before the applicable date would result in a mandatory prepayment event of our outstanding obligations pursuant to the Financing Agreement.

As described above, on March 31, 2023, the Company raised additional Junior Capital through the issuance and sale of the Part A-1 Convertible Debentures and Part A-1 Warrants in an amount which, together with the net proceeds from the KludeIn trust account, equaled or exceeded $8.0 million. However, the Company did not fully satisfy the other Junior Capital Financing Conditions, and, as a result, the Company was required to prepay all outstanding obligations under the Financing Agreement. The Company did not make such prepayment and our failure to comply with such mandatory prepayment obligations constituted an event of default under the Financing Agreement. Furthermore, as of

April 15, 2023 and May 1, 2023, the Company was in breach of the minimum Liquidity covenants under the Financing Agreement and such breaches constituted events of default under the Financing Agreement (the “Liquidity Defaults”). The Liquidity Defaults constituted Specified Events of Default (as defined in the Financing Agreement), resulting in a 2.00% increase in the interest rate per annum until the date the Liquidity Defaults were cured or waived in writing and a $5.0 million deferred consent fee related to Consent and Amendment No. 2, which deferred consent fee would be added to the outstanding principal amount of the loans under the Financing Agreement.

On May 5, 2023, the Company entered into a Forbearance Agreement with Blue Torch (the “Initial Forbearance Agreement”), pursuant to which Blue Torch agreed to temporarily forbear from exercising its default-related rights and remedies against the Company solely with respect to the events of default related to the Junior Capital Financing Conditions and the Liquidity Defaults (collectively, the “Existing Defaults”) during the period beginning on the date of the Initial Forbearance Agreement and ending on the earlier to occur of (i) certain bankruptcy-related defaults under the Financing Agreement, (ii) the date on which Blue Torch delivered a notice terminating the forbearance period, which notice could be delivered at any time upon or after the occurrence of any Forbearance Default (as defined therein), or (iii) May 10, 2023. On May 10, 2023, the Company entered into another Forbearance Agreement with Blue Torch (the “Extended Forbearance Agreement”), which was substantially similar to the Initial Forbearance Agreement except that the forbearance period would end on the earlier to occur of (i) certain bankruptcy-related defaults under the Financing Agreement, (ii) the date on which Blue Torch delivered a notice terminating the forbearance period, which notice could be delivered at any time upon or after the occurrence of any Forbearance Default, or (iii) May 20, 2023.

Effective as of May 18, 2023, the Company entered into Waiver and Amendment No. 3 to Financing Agreement (“Waiver and Amendment No. 3”), pursuant to which, among other things, (i) Blue Torch waived the Existing Defaults and (ii) the parties agreed to amend certain terms of the Financing Agreement relating to (x) the Junior Capital Financing Conditions, (y) the minimum Liquidity requirements and (z) the leverage ratios required for withdrawals of proceeds under the Financing Agreement. In accordance with Waiver and Amendment No. 3, on or prior to May 20, 2023 (or such later date as may be agreed in writing), the net cash proceeds from the issuance of Junior Capital after March 23, 2023, plus net cash proceeds from the KludeIn trust account, was required to be at least $21.0 million in the aggregate (the “Amended Junior Capital Financing Conditions”). In addition, the Subsequent Financing Condition was eliminated. Furthermore, (i) from April 14, 2023 to May 20, 2023, the Company could not permit its Liquidity to be less than the sum of (x) $10.0 million and (y) the DB/Harbert Deferred Payment Amount (as defined therein) reduced by $3.8 million, and (ii) from May 20, 2023 forward, the Company may not permit its Liquidity to be less than $20.0 million. Additionally, pursuant to Waiver and Amendment No. 3, the parties agreed that $2.0 million of the $5.0 million deferred consent fee payable under the Financing Agreement was due and payable as of May 18, 2023, and has been automatically paid-in-kind and capitalized on the outstanding principal amount of the loans. The remaining $3.0 million of the deferred consent fee will become due and payable (i) if as of May 20, 2023, (x) the Company failed to obtain net cash proceeds from the issuance of Junior Capital after March 23, 2023 of at least $20.0 million and (y) after giving effect to payment of all outstanding fees and expenses related to the Business Combination, pro forma Liquidity is not at least $32.0 million, or (ii) upon occurrence of certain other events of default under the Financing Agreement.

As described above, on May 18, 2023, the Company raised additional Junior Capital in an amount which, together with the net proceeds from the issuance of the Part A-1 Convertible Debentures and the KludeIn trust account, equaled or exceeded $21.0 million. Accordingly, the Company has satisfied the Amended Junior Capital Financing Condition.

Approval of the Junior Capital Financings

Our Common Stock is currently listed on The Nasdaq Global Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) in connection with a transaction other than a public offering at a price less than the “Minimum Price” which either alone or together with sales by officers, directors or substantial stockholders of the company equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance. For Nasdaq purposes, “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval of the Junior Capital Financings for purposes of Nasdaq Listing Rule 5635(d).

In the case of the Junior Capital Financings, the 20% threshold is determined based on the shares of our Common Stock outstanding immediately preceding the execution of the Part A-1 Securities Purchase Agreement, which was signed on March 31, 2023. Immediately prior to the execution the Part A-1 Securities Purchase Agreement, we had 46,383,143 shares of Common Stock outstanding. Therefore, we are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) in connection with the Junior Capital Financings in excess of 9,276,628 shares, which is 20% of the shares of Common Stock outstanding immediately prior to the execution of the Part A-1 Securities Purchase Agreement on March 31, 2023.

As described above, because the effective conversion price used to determine the number of shares of Common Stock issuable upon conversion of the Convertible Debentures depends on the market price of our Common Stock at the time of any such conversion, subject to the Floor Price, we cannot predict how many shares of Common Stock we will be required to issue as a result of the conversion of all Convertible Debentures. In addition, we generally have no control over whether the holders thereof convert their Convertible Debentures or whether the Warrant holders exercise their Warrants. For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of shares of Common Stock that may be issued under the Convertible Debentures or Warrants. Assuming that all Warrants are exercised and that all Convertible Debentures are converted at the applicable Floor Price, up to maximum of 34,350,855 shares of Common Stock could be issued in connection with the Junior Capital Financings if the Junior Capital Financings Proposal is approved by our stockholders.

Effect of Issuance of Securities

The potential issuance of Common Stock in excess of 9,276,628 shares would result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, would likely lead to our current stockholders owning a smaller percentage of our outstanding shares of Common Stock. While the dilutive effect of the potential issuance in excess of the 20% threshold cannot be determined, it may be material to our stockholders.

Future issuances of securities in connection with the Junior Capital Financings, if any, may cause a significant reduction in the percentage interests of our current stockholders in voting power, any liquidation value, our book and market value, and any future earnings. Further, the issuance or resale of Common Stock issued in connection with the Junior Capital Financings could cause the market price of our Common Stock to decline. Given the substantial number of securities being registered for potential resale pursuant to the registration rights set forth in the Part A-1 Registration Rights Agreement and Part A-2/Part B Registration Rights Agreements, such resales of shares of Common Stock, or the perception in the market that the holders intend to sell such shares, could increase the volatility of the market price of our Common Stock or result in a significant decline in the public trading price of our Common Stock, and could make it more difficult for you to sell your shares of Common Stock at times and prices that you feel are appropriate. In addition, because the current market price of our Common Stock is higher than the effective price that investors in the Junior Capital Financings paid for their certain of their securities on a per share basis, there is more likelihood that such investors will sell their shares as soon as the applicable registration statement is declared effective and any applicable lock-up restrictions expire.

The increased number of issued shares of Common Stock could also discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Interests of Certain Persons

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, the following beneficial owners of more than 5% of the Common Stock of the Company participated in the Junior Capital Financings: Sequoia Capital India III Ltd.; GPC NIV Ltd; affiliates of T Ventures Fund II GP Ltd.; and KludeIn Prime. KludeIn Prime will be unable to convert its Part A-1 Convertible Debentures or its Part A-2 Convertible Debentures, or exercise its Part A-1 Warrants or Part A-2 Warrants if the Junior Capital Financings Proposal is not approved by our stockholders.

Further Information

The terms of the Part A-1 Securities Purchase Agreement, Part A-1 Convertible Debentures, Part A-1 Warrants, Part A-1 Registration Rights Agreement, Part A-2 Securities Purchase Agreement, Part A-2 Convertible Debentures, Part A-2 Warrants, Part B Securities Purchase Agreement, Part B Convertible Debentures and Part A-2/Part B Registration Rights Agreement are only briefly summarized above. For further information with respect to the Part A-1 Securities Purchase Agreement, Part A-1 Convertible Debentures, Part A-1 Warrants and Part A-1 Registration Rights Agreement, please refer to the copies of such agreements, which were filed with the SEC as exhibits to our Current Report on Form 8-K filed on April 6, 2023. For further information with respect to the Part A-2 Securities Purchase Agreement, Part A-2 Convertible Debentures, Part A-2 Warrants, Part B Securities Purchase Agreement, Part B Convertible Debentures and Part A-2/Part B Registration Rights Agreement, please refer to the copies of such agreements, which were filed with the SEC as exhibits to our Current Report on Form 8-K filed on May 18, 2023. The discussion herein is qualified in its entirety by reference to the filed documents.

Required Vote and Board Recommendation

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required to approve the Junior Capital Financings Proposal.

The Board unanimously recommends that you vote “FOR” the Junior Capital Financings Proposal.

PROPOSAL 2: APPROVAL OF THE PRIVATE PLACEMENT PROPOSAL

Background and Overview

Our Common Stock is currently listed on The Nasdaq Global Market, and, as such, we are subject to the Nasdaq Marketplace Rules. As discussed above in Proposal 1, Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) in connection with a transaction other than a public offering at a price less than the Minimum Price which either alone or together with sales by officers, directors or substantial stockholders of the company equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance. Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Nasdaq Marketplace Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity or convertible debt markets.

We are submitting this Private Placement Proposal to our stockholders for their approval of the potential issuance of shares of our Common Stock, or securities convertible into our Common Stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

•        The aggregate number of shares issued in the offerings will not exceed 26,666,667 shares of our Common Stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into Common Stock);

•        The total aggregate consideration will not exceed $10.0 million;

•        The purchase, exercise or conversion price of the securities offered will be no less than $0.45 per share of Common Stock (subject to adjustment for stock splits, reverse stock splits and similar transactions);

•        The maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our Common Stock at the time of issuance in recognition that the historical volatility in the price of the Common Stock makes the pricing discount of the Common Stock required by investors at any particular time difficult, at this time, to predict;

•        Such offerings will occur, if at all, on or before the date that is the three months following the date that the Private Placement Proposal is approved by our stockholders; and

•        Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

Effect of Issuance of Securities

The potential issuance of up to 26,666,667 shares of Common Stock would result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, would likely lead to our current stockholders owning a smaller percentage of our outstanding shares of Common Stock. While the dilutive effect of the potential issuance in excess of the 20% threshold cannot be determined, it may be material to our stockholders. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock. Future issuances of securities in one or more non-public offerings could cause a significant reduction in the percentage interests of our current stockholders in voting power, any liquidation value, our book and market value, and any future earnings.

The issuance of shares of Common Stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

We have not yet determined the terms and conditions of any offerings or issuances. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 26,666,667 shares of Common Stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our Common Stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $10.0 million. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

Required Vote and Board Recommendation

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required to approve the Private Placement Proposal.

The Board unanimously recommends that you vote “FOR” the Private Placement Proposal.

Proposal 3: Approval of the Reverse Stock Split Proposal

Our Board has approved, subject to stockholder approval, an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a Reverse Stock Split of the Company’s Common Stock at a ratio in the range of 1-for-2 to 1-for-20, with the exact ratio to be determined at the discretion of the Board, and effected at such time and date, if at all, as determined by the Board, but in any case prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting. The form of the proposed Certificate of Amendment effecting the amendment is attached to this Proxy Statement as Annex A (the “Reverse Stock Split Amendment”).

Background and Purpose of the Proposal

Our Amended and Restated Certificate of Incorporation currently authorizes the Company to issue a total of 350,000,000 shares of capital stock, consisting of 300,000,000 shares of Common Stock and 50,000,000 shares of preferred stock.

The primary goal of the Reverse Stock Split, if effected, would be to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on Nasdaq. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act of 1934, as amended (the “Exchange Act”). The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 20 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split, if at all, would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware.

Reasons for the Reverse Stock Split Amendment

Maintain Nasdaq Listing

On the date of the mailing of this Proxy Statement, our Common Stock was listed on The Nasdaq Global Market under the symbol “NIR.” The continued listing requirements of Nasdaq, among other things, require that our Common Stock must maintain a closing bid price in excess of $1.00 per share. On the Record Date, our last reported sale price of our Common Stock on the Nasdaq Global Market was $1.54 per share. If we fail to meet the minimum bid price requirement, our Common Stock could be delisted from Nasdaq. If our Common Stock were to be delisted, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.

If the Reverse Stock Split Amendment is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price per share of our Common Stock. The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be able to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split Proposal as being in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long Term.

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors that may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Amendment to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq if the market price of our Common Stock drops below $1.00 per share.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-20.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

•        our ability to maintain the listing of our Common Stock on The Nasdaq Global Market;

•        the per share price of our Common Stock immediately prior to the Reverse Stock Split;

•        the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

•        the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

•        prevailing market conditions;

•        general economic conditions in our industry; and

•        our market capitalization before, and anticipated market capitalization after, the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve the Reverse Stock Split Proposal at the Special Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our Amended and Restated Certificate of Incorporation in substantially the form of the Reverse Stock Split Amendment attached to this Proxy Statement as Annex A. The exact timing of the filing of the Reverse Stock Split Amendment, if at all, will be determined by the Board based upon its evaluation of when such action will be most advantageous to the Company and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders.

Effects of the Reverse Stock Split on Common Stock and Preferred Stock

Pursuant to the Reverse Stock Split Amendment, each holder of our Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split (“Old Common Stock”) will become the holder of fewer shares of our Common Stock (“New Common Stock”) after consummation of the Reverse Stock Split.

Based on 50,588,257 shares of our Common Stock outstanding as of the Record Date, the following table reflects the approximate number of shares of our Common Stock that would be outstanding as a result of the Reverse Stock Split under certain possible exchange ratios.

Proposed Ratio (Old Common Stock: New Common Stock)	Percentage Reduction in Outstanding Common Stock	Approximate Number of Shares of Common Stock to be Outstanding after the Reverse Stock Split
1:2	50%	25,294,129
1:3	66.67%	16,862,753
1:4	75%	12,647,065
1:5	80%	10,117,652
1:6	83.33%	8,431,377
1:7	85.71%	7,226,894
1:8	87.5%	6,323,533
1:9	88.89%	5,620,918
1:10	90%	5,058,826
1:11	90.91%	4,598,933
1:12	91.67%	4,215,689
1:13	92.31%	3,891,405
1:14	92.86%	3,613,447
1:15	93.33%	3,372,551
1:16	93.75%	3,161,767
1:17	94.12%	2,975,780
1:18	94.44%	2,810,459
1:19	94.74%	2,662,540
1:20	95%	2,529,413

The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder’s proportionate equity interest in the Company, except for those stockholders who receive an additional share of our Common Stock in lieu of a fractional share. None of the rights currently accruing to holders of our Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to Old Common Stock. The Reverse Stock Split also will have no effect on the number of authorized shares of our Common Stock. The shares of New Common Stock will be fully paid and non-assessable.

The par value per share of the Common Stock will remain unchanged at $0.0001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, if any, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionately based on the Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. After the Reverse Stock Split, net income or loss per share and other per share amounts will be increased because there will be fewer shares of our Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described below under “Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock,” the per share exercise price of outstanding option awards and warrants would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options and warrants, or that relate to other equity awards (e.g., restricted stock awards) would decrease proportionately, in each case based on the Reverse Stock Split ratio selected by the Board. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

We are currently authorized to issue a maximum of 300,000,000 shares of our Common Stock. As of the Record Date, there were 50,588,257 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. Conversely, with respect to the number of shares reserved for issuance under, for example, our 2023 Equity Incentive Plan (the “2023 Plan”), our Board will proportionately reduce such reserve in accordance with the terms of the 2023 Plan.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised or converted after the Reverse Stock Split Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards

If the Reverse Stock Split is effected, all outstanding equity awards granted pursuant to, or available under, the 2023 Plan (e.g., restricted stock units) will be proportionately reduced, in accordance with the terms of the 2023 Plan, in the same ratio as the reduction in the number of shares of outstanding Common Stock, except that any fractional shares resulting from such reduction will be rounded down to the nearest whole share to comply with the requirements of Sections 409A and 424 of the Internal Revenue Code of 1986, as amended (the “Code”).

Effects of the Reverse Stock Split on Convertible Notes and Warrants

If the Reverse Stock Split is effected, proportionate adjustments are generally required to be made to the per share conversion price and the number of shares issuable upon the conversion of convertible notes convertible into shares of Common Stock. This will result in approximately the same aggregate price being required to be paid under such securities upon conversion, and approximately the same value of shares of Common Stock being delivered upon such conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based on the Reverse Stock Split ratio, subject to our treatment of fractional shares.

If the Reverse Stock Split is effected, the number of shares of Common Stock purchasable upon the exercise of outstanding warrants will automatically be reduced in the same ratio as the reduction in the number of shares of outstanding Common Stock. Correspondingly, the per share exercise price of such warrants will be increased in direct proportion to the Reverse Stock Split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the warrants will remain unchanged, with any resulting fractional share rounded up to the nearest whole share.

Effect on Registered and Beneficial Stockholders

Upon the effectiveness of the Reverse Stock Split, the Company intends to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of Common Stock with a bank, broker or other nominee, and have any questions in this regard, the Company encourages you to contact your nominee.

Effect on “Book-Entry” Stockholders of Record

The Company’s stockholders of record may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

If you hold registered shares of Old Common Stock in a book-entry form, you do not need to take any action to receive your shares of New Common Stock in registered book-entry form, if applicable. Stockholders who hold registered shares of Old Common Stock in a book-entry form will have their holdings electronically adjusted by our transfer agent to give effect to the Reverse Stock Split. If any book-entry statement representing shares of Old Common Stock contains a restrictive legend or notation, as applicable, the corresponding book-entry statements representing shares of New Common Stock will contain the same restrictive legend or notation.

Shares of Common Stock Issued and Outstanding

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of Common Stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, we do not anticipate that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the Reverse Stock Split.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. If effected, the proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act or our periodic or other reporting requirements thereunder.

Anti-Takeover Effects

In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Fractional Shares

Fractional shares will not be issued in connection with the Reverse Stock Split. Each stockholder who would otherwise hold a fractional share of Common Stock as a result of the Reverse Stock Split will receive one share of Common Stock in lieu of such fractional share. If such shares are subject to an award granted under the 2023 Plan, each fractional share of Common Stock will be rounded down to the nearest whole share of Common Stock in order to comply with the requirements of Sections 409A and 424 of the Code.

Appraisal Rights

Under the General Corporation Law of the State of Delaware, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only, does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances, and does not describe any potential state, local, or foreign tax consequences. This discussion is based on the Code, current Treasury Regulations and administrative and court decisions and interpretations, all as in effect as of the date hereof, and all of which are subject to change, possibly on a retroactive basis, or different interpretation. Any such changes could affect the continuing validity of this discussion.

Stockholders are urged to consult their tax advisors as to the particular federal, state, local, or foreign tax consequences to them of the reverse stock split.

This discussion does not address tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares or equity awards in connection with employment or other performance of services (who will not incur a taxable event in connection with the Reverse Stock Split), broker-dealers, foreign entities, nonresident alien individuals and tax-exempt entities. This summary also assumes that the Old Common Stock shares were, and the New Common Stock shares will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•        an individual citizen or resident of the United States;

•        a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;

•        an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•        a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

Other than with respect to any fractional share that is rounded up to a full share of New Common Stock (which will not apply to outstanding equity awards granted under the 2022 Plan), a stockholder should not recognize a gain or loss by reason of such stockholder’s receipt of shares of New Common Stock pursuant to the Reverse Stock Split solely in exchange for shares of Old Common Stock held by such stockholder immediately prior to the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of New Common Stock received pursuant to the Reverse Stock Split (including any whole share received in exchange for a fractional share) will equal the stockholder’s aggregate basis in the Old Common Stock exchanged therefore and will be allocated among the shares of New Common Stock received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the shares of Old Common Stock held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the shares of New Common Stock received in exchange therefor in the Reverse Stock Split. A stockholder’s holding period in the shares of New Common Stock received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the shares of Old Common Stock surrendered in exchange therefore, provided the shares of Old Common Stock surrendered are held as capital assets at the time of the Reverse Stock Split. Although the matter is not clear, it is possible that U.S. holders whose fractional shares resulting from the Reverse Stock Split are rounded up to the nearest whole share will recognize gain, which may be characterized as capital gain or as a dividend, to the extent of the value of such rounded-up amount (i.e., less than one share of New Common Stock).

No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Required Vote and Board Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to approve the Reverse Stock Split Proposal.

The Board unanimously recommends that you vote “FOR” the Reverse Stock Split Proposal.

PROPOSAL 4: aPPROVAL OF AN AMENDMENT TO THE 2023 eQUITY INCENTIVE PLAN

We are seeking stockholder approval of an amendment to the Company’s 2023 Equity Incentive Plan (the “2023 Plan”) to increase the number of shares of Common Stock authorized for issuance pursuant to awards under the 2023 Plan by 5,537,250 shares, for a total of 11,432,783 shares authorized (the “Plan Amendment”).

Background and Purpose of the Proposal

Our Board adopted the Plan Amendment on June 17, 2023, upon the recommendation of the compensation committee, subject to stockholder approval. The 2023 Plan was originally approved by the Board on February 13, 2023, and by our stockholders on March 20, 2023. The 2023 Plan became effective as of the consummation of the Business Combination. Under the 2023 Plan as originally adopted, we reserved 5,895,263 shares of Common Stock for issuance as awards under the 2023 Plan. As of the Record Date, there were 5,895,263 shares remaining available for future issuance as awards under the 2023 Plan.

The purpose of the proposed Plan Amendment is to increase the number of shares of Common Stock that we may issue pursuant to awards under the 2023 Plan by 5,537,250 shares. The 2023 Plan allows us to utilize a broad array of equity incentives with flexibility in designing equity incentives, including traditional stock option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards and performance awards to offer competitive equity compensation packages in order to attract, retain, and reward the talent necessary for the Company to succeed.

If the Plan Amendment is approved by our stockholders at the Special Meeting, our Board will allocate 3,368,722 shares of Common Stock out of the 11,432,783 total shares of Common Stock available for issuance pursuant to awards under the 2023 Plan for the purpose of making performance-based grants to certain members of Near’s management team. The remaining 8,064,061 shares of Common Stock will be available for the issuance of any type of equity award under the 2023 Plan to any eligible plan participant. See “Description of the 2023 Plan” below, for more information on the types of awards available for issuance under the 2023 Plan.

If the Plan Amendment is approved by our stockholders at the Special Meeting, we intend to file, pursuant to the Securities Act, a registration statement on Form S-8 to register the additional shares available for issuance under the 2023 Plan.

Copies of the Plan Amendment and the 2023 Plan are included as Annex B and Annex C, respectively, to this Proxy Statement. Described below is a summary of certain key provisions of the 2023 Plan, which is qualified in its entirety by reference to the full text of the 2023 Plan, as amended.

Description of the 2023 Plan

A summary description of the material features of the 2023 Plan is set forth below. The following summary does not purport to be a complete description of all the provisions of the 2023 Plan and is qualified by reference to the full text of the 2023 Plan, a copy of which is included as Annex C to this Proxy Statement. You are encouraged to read the 2023 Plan in its entirety.

Eligibility.    Any individual who is an employee of Near or any of its affiliates (including any employee who is also a director or an officer), or any person who provides services to Near or its affiliates, including consultants and members of the Board, is eligible to participate in the 2023 Plan. Participants are selected by the Board, or a duly authorized committee thereof.

Awards.    The 2023 Plan provides for the grant of incentive stock options (“ISOs”), within the meaning of Section 422 of the Code to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, cash awards and other forms of awards to employees, directors and consultants, including employees and consultants of Near’s affiliates.

Substitute Awards.    Pursuant to Section 4.2 of the 2023 Plan, in connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity, the Board, or a duly authorized committee thereof, may grant awards in substitution for any options or other stock or stock-based awards granted before such merger, consolidation or acquisition (such awards, “Substitute Awards”). Substitute Awards will not count against the overall share limit of the 2023 Plan (nor shall shares subject to a Substitute Award be added to the shares available for awards under the 2023 Plan as provided above), except that shares acquired by exercise of substitute ISOs will count against the maximum number of shares that may be issued pursuant to the exercise of ISOs under the 2023 Plan. Additionally, in the event that a company acquired by the Company, or any subsidiary of the Company, or with which the Company, or any subsidiary of the Company, combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grants pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for awards under the 2023 Plan and shall not reduce the number of shares of Common Stock authorized for grant under the 2023 Plan (and shares subject to such awards shall not be added to the shares available for awards under the 2023 Plan); provided that awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not eligible participants in the 2023 Plan prior to such acquisition or combination.

Prior to the consummation of the Business Combination, Near Holdings maintained the Near Intelligence Holdings Inc. 2022 Employee Restricted Stock Unit Plan, which we refer to herein as the “RSU Plan.” As part of the Business Combination, each outstanding restricted stock unit under the RSU Plan was assumed by Near and converted into a restricted stock unit for Common Stock (each, an “Assumed RSU”) issued under the 2023 Plan, and such Assumed RSUs continue to have and be subject to substantially the same terms and conditions set forth in the RSU Plan. Assumed RSUs are Substitute Awards and they do not count against number of shares of Common Stock authorized for issuance pursuant to awards under the 2023 Plan. No new awards will be granted under the RSU Plan.

Authorized Shares.    Currently, the aggregate number of shares of Common Stock that may be issued pursuant to awards under the 2023 Plan may not exceed 5,895,263 shares. If the Plan Amendment is approved by our stockholders at the Special Meeting, the maximum number of shares of Common Stock that we may issue pursuant to awards under the 2023 Plan will be increased by 5,537,250 shares, for a total of 11,432,783 shares authorized, of which, 3,368,722 shares of Common Stock will be reserved for issuance to certain members of Near’s management team in the form of performance-based grants as described in greater detail below (which we refer to herein as, the “Management Performance Awards”), while the remaining 8,064,061 shares of Common Stock will be generally available for the issuance of any type of equity award under the 2023 Plan to any eligible plan participant, including Near’s employees, consultants and directors. In addition, the 2023 Plan reserves shares of Common Stock for settlement of the Assumed RSUs, which will not otherwise count against the number of shares of Common Stock authorized for issuance as awards under the 2023 Plan. The maximum number of Common Stock that may be issued on the exercise of ISOs under the 2023 Plan is up to the maximum number of shares reserved for issuance under the 2023 Plan.

Shares subject to an award under the 2023 Plan will again be made available for issuance or delivery under the 2023 Plan if such shares are (i) shares tendered in payment of a stock option, (ii) shares delivered or withheld by the Company to satisfy any tax withholding obligation, (iii) shares covered by a stock-settled stock appreciation right or other awards that were not issued upon the settlement of the award, or (iv) shares subject to an award (or portion thereof) that expires or is canceled, forfeited, or terminated without issuance of such shares. However, shares subject to an Assumed RSU, which are Substitute Awards under the 2023 Plan, will not again be made available for issuance or delivery under the 2023 Plan if such Assumed RSU is forfeited, cancelled or expires.

Evergreen Provision.    The 2023 Plan contains an “evergreen” provision, pursuant to which the number of shares of Common Stock reserved for issuance pursuant to awards under the 2023 Plan shall be increased on the first day of each calendar year beginning January 1, 2023 and ending January 1, 2032 equal to the lesser of (a) five percent (5%) of the aggregate number of shares of Common Stock outstanding on the last day of the immediately preceding calendar year and (b) such smaller number of shares of Common Stock as determined by the Board, or a duly authorized committee thereof.

Non-Employee Director Compensation Limit.    The maximum number of shares of Common Stock subject to awards granted to any outside director during a single fiscal year, including any cash fees paid to such outside director during the fiscal year and the value of awards granted under any other equity compensation plan of Near during the fiscal year, in each case, for such individual’s service on the Board, shall not exceed in the aggregate $750,000 (calculating the value of any awards based on the grant date fair value for financial reporting purposes). However, for any fiscal year in which an outside director (i) first commences service on the Board, (ii) serves on a special committee of the Board, or (iii) serves as lead director or chairman of the Board, such limit shall be increased to $1,000,000 for such fiscal year. Any award under the 2023 Plan settled in cash shall not be counted against the foregoing maximum share limitations.

Plan Administration.    The Board, or a duly authorized committee thereof, will administer the 2023 Plan and is referred to herein as the “plan administrator.” Under the 2023 Plan, the plan administrator, among other responsibilities, determines the persons to whom awards are to be made, determines the type, size, and terms of awards, interprets the 2023 Plan, establishes and revises rules and regulations relating to the 2023 Plan, and makes any other determinations that it believes are necessary for the administration of the 2023 Plan. The plan administrator may delegate any or all of its powers under the 2023 Plan to a subcommittee of directors or to any officer of Near, including the power to perform administrative functions and grant awards under the 2023 Plan.

Stock Options.    The plan administrator may grant either ISOs qualifying under Section 422 of the Code, or NSOs, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations or that are less than 50% owned subsidiaries) are eligible to receive ISOs. For purposes of clarity, outside directors and independent contractors are not eligible to receive ISOs. ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the 2023 Plan, provided that stock options may not be granted with an option price less than 100% of the fair market value of the Common Stock on the date the stock option is granted. Options granted under the 2023 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator. The plan administrator determines the term of stock options granted under the 2023 Plan, up to a maximum of ten years. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with Near or any of its affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of ninety days following the cessation of service, provided that such period shall be decreased to thirty days following a voluntary resignation the optionholder. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with Near or any of its affiliates ceases due to death or disability, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of twelve months following the date of death or disability. These periods may be extended in the event that exercise of the option is prohibited by applicable securities laws. In the event of a termination for cause, options generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term. The plan administrator may establish payment terms for the exercise of stock options pursuant to which Near may withhold a number of shares that otherwise would be issued to the optionholder in connection with the exercise of the stock option having a fair market value on the date of exercise equal to the exercise price, or that permit the optionholder to deliver cash or shares of Common Stock with a fair market value equal to the exercise price on the date of payment, or through a simultaneous sale through a broker of shares of Common Stock acquired on exercise, all as permitted by applicable law.

Tax Limitations on ISOs.    The aggregate fair market value, determined at the time of grant, of Common Stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of Near’s stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of Near (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of the Common Stock on the date of grant.

Stock Appreciation Rights.    Stock appreciation rights are granted under stock appreciation right agreements adopted by the plan administrator. Stock appreciation rights may be granted alone or in conjunction with all or part of any stock option. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of Common Stock on the date of grant. A stock appreciation right granted under the 2023 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator. Stock appreciation rights may be settled in cash or Common Stock or in any other form of payment, as determined by the plan administrator and specified in the stock appreciation right agreement.

The plan administrator determines the term of stock appreciation rights granted under the 2023 Plan, up to a maximum of 10 years. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with Near or any of its affiliates ceases for any reason, the participant may generally exercise any vested stock appreciation right on the same basis as provided for stock options (as described above). In no event may a stock appreciation right be exercised beyond the expiration of its term.

Restricted Stock Awards.    Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with Near or its affiliates ends for any reason, Near may receive any or all of the Common Stock held by the participant that has not vested as of the date the participant terminates service through a forfeiture condition or a repurchase right.

Restricted Stock Unit Awards.    Restricted stock unit awards are granted under restricted stock unit award agreements adopted by the plan administrator. The Assumed RSUs were assumed by Near under the 2023 Plan upon the consummation of our Business Combination. A restricted stock unit award may be settled by cash, delivery of Common Stock, a combination of cash and Common Stock as determined by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement or by the plan administrator, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Performance Awards.    The 2023 Plan permits the grant of performance awards that may be settled in Common Stock, cash, other property, or any combination thereof, and includes Management Performance Awards to members of Near’s management team, as determined by the Board. The plan administrator determines the terms and conditions of Performance Awards, including vesting and forfeiture terms. Generally, performance awards may be structured so that the stock or cash will be issued or paid only following the attainment of specific performance goals either alone or in addition to other awards granted under the 2023 Plan.

Cash Awards.    Cash awards may be granted on a free-standing basis or as an element of, a supplement to, or in lieu of any other award. The plan administrator determines the terms and conditions of cash awards, including vesting and forfeiture terms.

Other Stock Awards.    The plan administrator may grant other awards based in whole or in part by reference to Common Stock. The plan administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards, including vesting and forfeiture terms.

Changes to Capital Structure.    In the event there is a specified type of change in the capital structure of Near, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the 2023 Plan, (2) the class and maximum number of shares that may be issued on the exercise of ISOs and (3) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions.    The following applies to stock awards under the 2023 Plan in the event of a change in control (as defined in the 2023 Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with Near or one of its affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.

In the event of a corporate transaction, any stock awards outstanding under the 2023 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by Near with respect to the stock award may be assigned to Near’s successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute or such stock awards, then (1) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting

(and exercisability, if applicable) of such stock awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by Near with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction), and (2) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by Near with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction. In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of Common Stock in connection with the corporate transaction, over (ii) any per share exercise price payable by such holder, if applicable.

Transferability.    Unless the plan administrator provides otherwise, awards under the 2023 Plan generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer, awards may be transferred pursuant to a domestic relations order.

Plan Amendment or Termination.    The Board has the authority to amend, suspend, or terminate the 2023 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require approval of Near’s stockholders. No ISOs may be granted after the tenth anniversary of the date the Board adopts the 2023 Plan. No stock awards may be granted under the 2023 Plan while it is suspended or after it is terminated.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and Near with respect to participation in the 2023 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the 2023 Plan. The 2023 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Near’s ability to realize the benefit of any tax deductions described below depends on Near’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of Near’s tax reporting obligations.

Nonstatutory Stock Options.    Generally, there is no taxation upon the grant of a NSO. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by Near or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code (as described further below) and the satisfaction of a tax reporting obligation, Near will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options.    The 2023 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year. For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised. Near is not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, Near will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and provided that either the employee includes that amount in income or Near timely satisfies its reporting requirements with respect to that amount.

Stock Appreciation Rights.    Generally, there is no taxation upon the grant of a stock appreciation right. Generally, the recipient of a stock appreciation right will recognize ordinary income equal to the fair market value of the stock or cash received upon exercise of a stock appreciation right. If the participant is employed by Near or one of its affiliates, that income will be subject to withholding taxes. If settled in shares, the participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock appreciation right, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Near will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Restricted Stock Awards.    Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is subject to restrictions constituting a substantial risk of forfeiture when it is received (for example, if the employee is required to work for a period of time in order to have the right to transfer or sell the stock), the recipient generally will not recognize income until the restrictions constituting a substantial risk of forfeiture lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. If the participant is employed by Near or one of its affiliates, that income will be subject to withholding taxes. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following the date of grant, to recognize ordinary income, as of the date of grant, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the restrictions constituting a substantial risk of forfeiture lapse. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Near will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards.    Generally, there is no taxation upon the grant of a restricted stock unit award. Generally, the recipient of a restricted stock unit award will recognize ordinary income at the time the award vests equal to (1) the fair market value of the stock received over any amount paid by the recipient in exchange for the stock plus (2) the amount of any cash paid to the participant. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Near will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Performance Awards, Cash Awards and Other Stock Awards.    Generally, there is no taxation upon the grant of a performance award, cash award or other stock award. Generally, the recipient of such awards will recognize ordinary income at the time the award vests equal to (1) the fair market value of the stock received over any amount paid by the recipient in exchange for the stock plus (2) the amount of any cash paid to the participant. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a performance award or other stock award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Near will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of a performance award, cash award or other stock award.

Section 409A.    The foregoing description assumes that Section 409A of the Code does not apply to an award under the 2023 Plan. In general, stock options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or stock appreciation right was granted. Restricted stock awards are not generally subject to Section 409A. Restricted stock units are subject to Section 409A unless they are settled within two and one half months after the end of the later of (1) the end of the Company’s fiscal year in which vesting occurs or (2) the end of the calendar year in which vesting occurs. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% U.S. federal tax and premium interest in addition to the U.S. federal income tax at the participant’s usual marginal rate for ordinary income.

Tax Consequences to Near

Compensation of Covered Employees.    The ability of Near to obtain a deduction for amounts paid under the 2023 Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits Near’s ability to deduct compensation of more than $1,000,000, for U.S. federal income tax purposes, that is paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code), which include an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is the Company’s principal executive officer, principal financial officer, an individual who is among the three highest compensated officers for the taxable year (other than an individual who was either the Company’s principal executive officer or its principal financial officer at any time during the taxable year), or anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and may not apply to certain types of compensation, such as qualified performance-based compensation, that is payable pursuant to a written, binding contract (such as an award agreement corresponding to an award) that was in place as of November 2, 2017, so long as the contract is not materially modified after that date. Although the plan administrator considers the deductibility of compensation as one factor in determining executive compensation, the plan administrator retains the discretion to award and pay compensation that is not deductible as it believes that it is in the shareholders’ best interests to maintain flexibility in the approach to executive compensation and to structure a program that the administrator considers to be the most effective in attracting, retaining, and rewarding key employees.

Golden Parachute Payments.    The ability of Near (or the ability of one of its subsidiaries) to obtain a deduction for future payments under the 2023 Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain “excess parachute payments” made to a “disqualified individual” in connection with a change in control of an employer-corporation.

Required Vote and Board Recommendation

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required to approve the 2023 Plan Amendment Proposal.

The Board unanimously recommends that you vote “FOR” the 2023 Plan Amendment Proposal.

Proposal 5: Approval of the Adjournment Proposal

Background and Description of Proposal

Our Board has approved a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Junior Capital Financings Proposal, the Private Placement Proposal, the Reverse Stock Split Proposal or the 2023 Plan Amendment Proposal.

The Board believes that if the number of votes received with respect to the Junior Capital Financings Proposal, the Private Placement Proposal, the Reverse Stock Split Proposal or the 2023 Plan Amendment Proposal is insufficient to approve such proposal, then it is in the best interests of the stockholders to adjourn the Special Meeting to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Junior Capital Financings Proposal, the Private Placement Proposal, the Reverse Stock Split Proposal or the 2023 Plan Amendment Proposal, as applicable.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Junior Capital Financings Proposal, the Private Placement Proposal, the Reverse Stock Split Proposal or the 2023 Plan Amendment Proposal, as applicable.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the outstanding shares entitled to vote on the Reverse Stock Split Proposal will be voted against the Reverse Stock Split Proposal, or that a majority of the votes cast on the Junior Capital Financings Proposal, the Private Placement Proposal, or the 2023 Plan Amendment Proposal are against either such proposal, we could adjourn or postpone the Special Meeting without a vote on the Junior Capital Financings Proposal, the Private Placement Proposal, the Reverse Stock Split Proposal or the 2023 Plan Amendment Proposal and use the additional time to solicit the holders of those shares to change their votes in favor of the Junior Capital Financings Proposal, the Private Placement Proposal, the Reverse Stock Split Proposal or the 2023 Plan Amendment Proposal, as applicable.

Required Vote and Board Recommendation

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required to approve the Adjournment Proposal.

The Board unanimously recommends that you vote “FOR” the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of June 28, 2023:

•        each person known by Near to be the beneficial owner of more than 5% of the Common Stock of the Company;

•        each of the Company’s current named executive officers and directors; and

•        all executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. The applicable percentage ownership shown below is based on 50,588,257 shares of Common Stock issued and outstanding as of June 28, 2023.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock of the Company beneficially owned by them.

Name of Beneficial Owner	Number of Shares of Near Common Stock Beneficially Owned	% of Ownership
Five Percent Holders
Cecil Capital Pte. Ltd.(1)	5,079,301	10.0%
Sequoia Capital India III Ltd.(2)	5,870,849	11.6%
CMDB II(3)	5,852,099	11.6%
T Ventures Fund II GP Ltd.(4)	2,673,950	5.3%
GPC NIV Ltd(5)	9,254,968	18.3%
UM Legacy LLC(6)	6,586,660	13.0%
KludeIn Prime LLC(7)	9,200,000	16.5%
Directors and Named Executive Officers
Anil Mathews(1)	5,079,301	10.0%
Ronald Steger	—	*
Kathryn Petralia	30,000	*
Mark N. Greene	26,532	*
Mini Krishnamoorthy(7)	9,200,000	16.5%
Shobhit Shukla(8)	1,550,310	3.1%
Rahul Agarwal(9)	1,033,540	2.0%
All Directors and Executive Officers of the Company as a Group (9 persons)	16,919,683	28.3%

____________

*        Less than one percent of Common Stock outstanding.

(1)      Anil Mathews has voting and investment discretion with respect to the Common Stock held of record by Cecil Capital Pte. Ltd. (“Cecil Capital”),and may be deemed to have beneficial ownership of the Common Stock held directly by Cecil Capital. The address of the principal business office of Cecil Capital is 160 Robinson Road, #20-03 SBF Center, Singapore 068914.

(2)      Includes 18,750 shares of Common Stock issuable upon the exercise of 18,750 Part A-1 Warrants. Excludes shares of Common Stock issuable upon conversion of the Part A-1 Convertible Debentures, which cannot be converted until September 28, 2023. Sequoia Capital India Management III Ltd is the management entity and provides non-binding investment advice to Sequoia Capital India III Ltd (“Sequoia Capital India III”). Decisions with respect to voting and disposition of the Common Stock held by Sequoia Capital India III are taken by its board of directors. The address for Sequoia Capital India III is Ebene Esplanade, 24 Bank Street, CyberCity, Ebene.

(3)      J.P. Morgan Investment Management Inc. has voting and investment discretion with respect to the Common Stock held of record by CMDB II, and may be deemed to have beneficial ownership of the Common Stock held directly by CMDB II. The address of the principal business office of CMDB II is 14 Appeld Court, Hillsdale, NJ 07462.

(4)      Consists of 2,657,700 shares of Common Stock and 13,292 shares of Common Stock issuable upon the exercise of Part A-1 Warrants held of record by Telstra Ventures Fund II, L.P. (“Telstra Fund II”) and 2,958 shares of Common Stock issuable upon the exercise of Part A-1 Warrants held of record by Telstra Ventures Fund II Sidecar, L.P. (“Telstra Sidecar”). Excludes shares of Common Stock issuable upon conversion of the Part A-1 Convertible Debentures, which cannot be converted until September 28, 2023. T Ventures Fund II GP Ltd. (“T Ventures GP”) has voting and investment discretion with respect to the Common Stock and Part A-1 Warrants held of record by Telstra Fund II and Telstra Sidecar, and may be deemed to have beneficial ownership of the Common Stock and Part A-1 Warrants held directly by Telstra Fund II and Telstra Sidecar. Each of Mark Sherman and Matthew Koertge is a 50% shareholder of T Ventures GP. The business address of T Ventures GP is North Suite 2, Town Mills, Rue du Pre, St. Peter Port, Guernsey GY1 1LT, Channel Islands.

(5)      Includes 50,000 shares of Common Stock issuable upon the exercise of Part A-1 Warrants. Excludes shares of Common Stock issuable upon conversion of the Part A-1 Convertible Debentures, which cannot be converted until September 28, 2023. Greater Pacific Capital Private Investing India LP has voting and investment discretion with respect to the Common Stock held of record by GPC NIV Ltd (“GPC”), and may be deemed to have beneficial ownership of the Common Stock held directly by GPC. The business address of GPC is PO Box 309, Ugland House, George Town Grand Cayman, KY1-1104, Cayman Islands.

(6)      The power to vote or dispose of securities issued by the Company and held by UM Legacy LLC (“UML”) is shared by individual managers of the UML Board of Managers, none of whom has veto power. Under the terms of the Limited Liability Company Agreement of UML, its Board of Managers is comprised of five Managers. As of March 29, 2023, three of the five seats are filled by Tom McGovern, Tige Savage, and John H. Wyant. Of the two remaining seats, Accel X L.P., may appoint a Manager but has not elected to do so while the remaining seat shall be elected by, and may only be removed without cause by, the unanimous affirmative vote or written consent of the other managers then serving on UML’s Board of Managers. Messrs. McGovern, Savage and Wyant disclaim any beneficial ownership of the securities issued by the Company. The address of the principal business office of UML is 130 West, Union Street, Pasadena, CA 91103.

(7)      Includes 5,200,000 shares of Common Stock issuable upon the exercise of Private Placement Warrants, which are currently exercisable. Excludes shares of Common Stock issuable upon conversion of the Part A-1 Convertible Debentures, which cannot be converted until the later of satisfaction of the Stockholder Approval Requirement and September 28, 2023. Also excludes 57,984 shares of Common Stock issuable upon exercise of the Part A-1 Warrants, 15,000 shares of Common Stock issuable upon exercise of the Part A-2 Warrants and shares issuable upon conversion of Part A-2 Convertible Debentures, each of which may not be exercised or converted, as applicable, until the Stockholder Approval Requirement is satisfied. The Sponsor is the record holder of the warrants and shares described in this footnote. Messrs. Narayan Ramachandran and Sriram Raghavan are the managing members of the Sponsor and may be deemed the beneficial owners of the shares and warrants held by the Sponsor. Ms. Krishnamoorthy’s spouse, Mr. Raghavan, is a managing member of the Sponsor, and as such, has shared voting and investment discretion with respect to the Common Stock and warrants held by the Sponsor. Ms. Krishnamoorthy holds a direct or indirect interest in the Sponsor and may be deemed to have shared beneficial ownership of the Common Stock and warrants held directly by the Sponsor. Each of Ms. Krishnamoorthy and Messrs. Raghavan and Ramachandran disclaims any beneficial ownership of the shares and warrants other than to the extent of any pecuniary interest he or she may have therein, directly or indirectly. The business address of the Sponsor is 855 El Camino Real #13A-385, Palo Alto, CA 94301.

(8)      Shobhit Shukla has voting and investment discretion with respect to the 1,550,310 shares of Common Stock held of record by Godspeed Investments Pte. Ltd. (“Godspeed”), and may be deemed to have beneficial ownership of the Common Stock held directly by Godspeed. The address of the principal business office of Godspeed is 160 Robinson Road, #20-03 SBF Center, Singapore 068914.

(9)      Rahul Agarwal has voting and investment discretion with respect to the 1,033,540 shares of Common Stock held of record by Oriental Investment Advisors Pte. Ltd. (“Oriental”), and may be deemed to have beneficial ownership of the Common Stock held directly by Oriental. The address of the principal business office of Oriental is 160 Robinson Road, #20-03 SBF Center, Singapore 068914.

Other Matters

The Board knows of no other business to be brought before the Special Meeting. If, however, any other business should properly come before the Special Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders (the “2024 Annual Meeting”) and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing no later than the close of business on October 17, 2023 to our headquarters at 100 W Walnut St., Suite A-4, Pasadena, CA 91124, Attention: Secretary. However, pursuant to Rule 14a-8, if the 2024 Annual Meeting is held on a date that is before February 19, 2024 or after April 19, 2024, then a stockholder proposal submitted for inclusion in our proxy statement and form of proxy for the 2024 Annual Meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2024 Annual Meeting.

Stockholders wishing to submit proposals to be presented directly at the 2024 Annual Meeting instead of by inclusion in next year’s proxy statement must follow the notice procedures set forth in our Amended and Restated By-Laws (“Bylaws”). Pursuant to the advance notice provisions of our Bylaws, in order to be considered timely, notice of a nomination or proposal must be received by the Company’s Secretary at our headquarters at 100 W Walnut St., Suite A-4, Pasadena, CA 91124, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held during the preceding year or the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after such anniversary of the preceding year’s annual meeting, to be timely, notice by the stockholder must be so delivered no earlier than the close of business on the 120th day prior to such annual meeting and no later than the close of business on the later of (x) the 90th day prior to such annual meeting or (y) the tenth day following the day on which public announcement of the date such meeting is first made. Accordingly, for our 2024 Annual Meeting, notice of a nomination or proposal must be delivered to us no later than December 21, 2023 and no earlier than November 21, 2023; provided, however, if and only if the 2024 Annual Meeting is not scheduled to be held between February 19, 2024 and May 19, 2024, to be timely, notice must be delivered no earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and no later than the close of business on the later of (x) the 90th day prior to the 2024 Annual Meeting or (y) the tenth day following the day on which notice of the date of the 2024 Annual Meeting was mailed or public disclosure of the date of the 2024 Annual Meeting is first given or made. Nominations and proposals also must satisfy other requirements set forth in our Bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures. We strongly encourage stockholders to seek advice from knowledgeable counsel before submitting a nomination or proposal.

For the 2024 Annual Meeting, we will be required pursuant to new Rule 14a-19 under the Exchange Act to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for the 2024 Annual Meeting, notice must be received no later than January 20, 2024. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our Bylaws described above.

Householding of Proxy Materials

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single copy of the notice and proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and proxy materials and our most recent annual report to stockholders to you if you write at Near Intelligence, Inc., 100 W Walnut St., Suite A-4, Pasadena, California, 91124, or call us at (628) 889-7680. If you would like to receive separate notices and copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

Where You Can Find Additional Information

We are subject to the informational requirements of the Exchange Act and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room.

ANNEX A

Form of Amendment to
Amended and Restated Certificate of Incorporation

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Near Intelligence, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The Amended and Restated Certificate of Incorporation of the Corporation was originally filed with the Delaware Secretary of State on March 23, 2023 (the “Certificate of Incorporation”).

2. By unanimous written consent of the Board of Directors of the Corporation dated June 17, 2023, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation, declaring said amendment to be advisable and submitting said amendment for consideration thereof at a meeting of stockholders of the Corporation.

3. Pursuant to resolution of the Board of Directors of the Corporation, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute and the Certificate of Incorporation were voted in favor of the amendment.

4. Effective as of the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware, each [•] ([#]) issued and outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, shall be reclassified and combined into one (1) share of the Corporation’s Common Stock, par value $0.0001 per share, as constituted following such date.

5. The Certificate of Incorporation is hereby amended by revising Section 4.1 of Article IV thereof to include a new fourth paragraph as follows:

Upon the effectiveness of the filing of this Certificate of Amendment (the “Reverse Split Effective Time”) each share of the Corporation’s common stock, $0.0001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Reverse Split Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [•] shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Reverse Split Effective Time is reclassified into one share of Common Stock, $0.0001 par value per share (the “New Common Stock”), of the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Reverse Split Effective Time, represented shares of the Old Common Stock will, from and after the Reverse Split Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid. All references to “Common Stock” in this Restated Certificate shall be to the New Common Stock.

6. The aforesaid amendment to the Certificate of Incorporation was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

7. All other provisions of the Certificate of Incorporation shall remain in full force and effect.

Annex A-1

IN WITNESS WHEREOF, said Corporation has caused this Certificate of Amendment to be signed this ____ day of _________, 2023.

NEAR INTELLIGENCE, INC.
By:
Name:
Title:

Annex A-2

ANNEX b

Form of Amendment to 2023 Equity Incentive Plan

FIRST Amendment
to the
NEAR INTELLIGENCE, Inc. 2023 EQUITY Incentive Plan

This FIRST AMENDMENT TO THE NEAR INTELLIGENCE, INC. 2023 EQUITY INCENTIVE PLAN (this “Amendment”), effective as of            __, 2023 (the “Effective Date”), is made and entered into by Near Intelligence, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Near Intelligence, Inc. 2023 Equity Incentive Plan (the “Plan”).

RECITALS

WHEREAS, pursuant to Article XII of the Plan, the Board of Directors of the Company (the “Board”) or any committee of the Board duly authorized by the Board to administer the Plan, may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, subject to approval of the Company’s stockholders in accordance with Article XII of the Plan;

WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan, as set forth in Section 4.1 of the Plan, by an additional 5,537,520 shares of Common Stock; and

WHEREAS, on July __, 2023, at the Company’s special meeting of stockholders, the Board submitted this Amendment to the Company’s stockholders for their approval.

NOW, THEREFORE, in accordance with Article XII of the Plan, the Company hereby amends the Plan, effective as of the Effective Date, as follows:

1. Section 4.1 of the Plan is hereby amended by replacing the references therein to “5,895,263” with “11,432,783”.

2. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Remainder of the Page Intentionally Left Blank;
Signature Page Follows]

Annex B-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the Effective Date.

NEAR INTELLIGENCE, INC.
By:
Name:
Title:

Annex B-2

aNNEX C

NEAR INTELLIGENCE, INC.

_________________________________

2023 EQUITY INCENTIVE PLAN

_________________________________

Article I
PURPOSE

The purpose of this Near Intelligence, Inc. 2023 Equity Incentive Plan is to promote the success of the Company’s business for the benefit of its stockholders by enabling the Company to offer Eligible Individuals cash and stock-based incentives to attract, retain, and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Plan is effective as of the date set forth in Article XV.

Article II
DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

2.1            “Affiliate” means a corporation or other entity controlled by, controlling, or under control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such person, whether through the ownership of voting or other securities, by contract, or otherwise.

2.2            “Applicable Law” means the requirements relating to the administration of equity-based awards and the related shares under U.S. state corporate law, U.S. federal and state securities laws, the rules of any stock exchange or quotation system on which the shares are listed or quoted, and any other applicable laws, including tax laws, of any U.S. or non-U.S. jurisdictions where Awards are, or will be, granted under the Plan.

2.3            “Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Units, Performance Award, Other Stock-Based Award, or Cash Award. All Awards shall be granted by, confirmed by, and subject to the terms of a written or electronic agreement executed by the Company and the Participant.

2.4            “Award Agreement” means the written or electronic agreement, contract, certificate, or other instrument or document evidencing the terms and conditions of an individual Award. Each Award Agreement shall be subject to the terms and conditions of the Plan.

2.5            “Board” means the Board of Directors of the Company.

2.6            “Cash Award” means an Award granted pursuant to Section 10.3 of the Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.

2.7            “Cause” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Service: (a) in the case where there is no employment agreement, offer letter, consulting agreement, change in control agreement, or similar agreement in effect between the Company or an Affiliate and the Participant at the relevant time of determination (or where there is such agreement in effect but it does not define “cause” (or words of like import)), any of the Participant’s (i) commission of, indictment for, or plea of guilty or no contest to, a felony (or state law equivalent) or a crime involving dishonesty or moral turpitude or the commission of any other act involving willful malfeasance or breach of fiduciary duty with respect to the Company or an Affiliate; (ii) substantial and repeated failure to perform the Participant’s duties or to follow any lawful directive from the Company or any Affiliate; (iii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iv) fraud, theft, embezzlement, gross negligence, or willful misconduct with respect to the Company or an Affiliate; (v) violation of the Company’s or an Affiliate’s written policies or codes of conduct, including written policies related to discrimination, harassment, retaliation, performance of illegal or unethical activities, or ethical misconduct; or (vi) breach of any agreement

Annex C-1

with the Company or any Affiliate, including, without limitation, any non-competition, non-solicitation, no-hire, or confidentiality covenant between the Participant and the Company or an Affiliate; or (b) in the case where there is an employment agreement, offer letter, consulting agreement, change in control agreement, or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement.

2.8            “Change in Control” means and includes each of the following, unless otherwise determined by the Committee in the applicable Award Agreement or other written agreement with a Participant approved by the Committee:

(a)            any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities, excluding for purposes herein, acquisitions pursuant to a Business Combination (as defined below) that does not constitute a Change in Control as defined in Section 2.8(b);

(b)            a merger, reorganization, or consolidation of the Company in which equity securities of the Company are issued (each, a “Business Combination”), other than a merger, reorganization, or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its direct or indirect Parent) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity (or, as applicable, a direct or indirect Parent of the Company or such surviving entity) outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in Section 2.8(a)) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control;

(c)            during the period of two (2) consecutive years, individuals who, at the beginning of such period, constitute the Board, together with any new director(s) (other than a director (i) designated by a person who has entered into an agreement with the Company to effect a transaction described in Sections 2.8(a) or 2.8(b) or (ii) whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent or proxy solicitation, relating to the election of directors of the Company by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the two (2) year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(d)            stockholder approval of a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, more than 50% of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control,” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

2.9            “Change in Control Price” means the highest price per Share paid in any transaction related to a Change in Control as determined by the Committee in its discretion.

2.10            “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. Any reference to any section of the Code shall also be a reference to any successor provision and any guidance and treasury regulation promulgated thereunder.

Annex C-2

2.11            “Committee” means any committee of the Board duly authorized by the Board to administer the Plan; provided, however, that unless otherwise determined by the Board, the Committee shall consist solely of two (2) or more Qualified Members. If no committee is duly authorized by the Board to administer the Plan, the term “Committee” shall be deemed to refer to the Board for all purposes under the Plan. The Board may abolish any Committee or re-vest in itself any previously delegated authority from time to time, and will retain the right to exercise the authority of the Committee to the extent consistent with Applicable Law.

2.12            “Common Stock” means the common stock, $0.0001 par value per share, of the Company.

2.13            “Company” means Near Intelligence, Inc., a Delaware corporation, and its successors by operation of law.

2.14            “Consultant” means any natural person who is an advisor or consultant or other service provider to the Company or any of its Affiliates.

2.15            “Disability” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Service, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment, provided, however, for purposes of an Incentive Stock Option, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined by the Committee, and the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan in which a Participant participates that is maintained by the Company or any Affiliate.

2.16            “Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.

2.17            “Effective Date” means the effective date of the Plan as defined in Article XV.

2.18            “Eligible Employees” means each employee of the Company or any of its Affiliates. An employee on a leave of absence may be an Eligible Employee.

2.19            “Eligible Individual” means an Eligible Employee, Non-Employee Director, or Consultant who is designated by the Committee in its discretion as eligible to receive Awards subject to the conditions set forth herein.

2.20            “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

2.21            “Fair Market Value” means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below: (a) the last sales price reported for the Common Stock on the applicable date as reported on the principal national securities exchange in the United States on which it is then traded, or (b) if the Common Stock is not traded, listed, or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a date on which the applicable market is open, the next day that it is open. Notwithstanding the foregoing, with respect to any Award granted on the pricing date of the Company’s initial public offering, the Fair Market Value shall mean the initial public offering price of a Share as set forth in the Company’s final prospectus relating to its initial public offering filed with the Securities and Exchange Commission.

2.22            “Family Member” means “family member” as defined in Section A.1.(a)(5) of the general instructions of Form S-8.

2.23            “Incentive Stock Option” means any Stock Option that is awarded to an Eligible Employee who is an employee of the Company, its Subsidiaries, or its Parents (if any) under the Plan and that is intended to be, and designated as, an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.24            “Non-Employee Director” means a director or a member of the Board of the Company who is not an employee of the Company.

Annex C-3

2.25            “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

2.26            “Other Stock-Based Award” means an Award under Article X of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Shares.

2.27            “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.28            “Participant” means an Eligible Individual to whom an Award has been granted pursuant to the Plan.

2.29            “Performance Award” means an Award granted to a Participant pursuant to Article IX hereof contingent upon achieving certain Performance Goals.

2.30            “Performance Goals” means goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable.

2.31            “Performance Period” means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.

2.32            “Plan” means this Near Intelligence, Inc. 2023 Equity Incentive Plan, as amended from time to time.

2.33            “Qualified Member” means a member of the Board who is (a) a “non-employee director” within the meaning of Rule 16b-3(b)(3) and (b) “independent” under the listing standards or rules of the securities exchange upon which the Common Stock is traded, but only to the extent such independence is required to take the action at issue pursuant to such standards or rules.

2.34            “Reference Stock Option” has the meaning set forth in Section 7.1.

2.35            “Restricted Stock” means an Award of Shares under the Plan that is subject to restrictions under Article VIII.

2.36            “Restricted Stock Units” means an unfunded, unsecured right to receive, on the applicable settlement date, one (1) Share or an amount in cash or other consideration determined by the Committee to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

2.37            “Restriction Period” has the meaning set forth in Section 8.3(a) with respect to Restricted Stock.

2.38            “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.39            “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable treasury regulations and other official guidance thereunder.

2.40            “Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

2.41            “Shares” means shares of Common Stock.

2.42            “Stock Appreciation Right” shall mean the right pursuant to an Award granted under Article VII.

2.43            “Stock Option” or “Option” means any option to purchase Shares granted to Eligible Individuals granted pursuant to Article VI.

2.44            “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

Annex C-4

2.45            “Ten Percent Stockholder” means a person owning, as of the applicable date of determination, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.46            “Termination of Service” means the termination of the applicable Participant’s employment with, or performance of services for, the Company and its Affiliates. Unless otherwise determined by the Committee, (a) if a Participant’s employment or services with the Company and its Affiliates terminates but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity, such change in status shall not be deemed a Termination of Service with the Company and its Affiliates and (b) a Participant employed by, or performing services for, an Affiliate that ceases to be an Affiliate shall also be deemed to have incurred a Termination of Service provided the Participant does not immediately thereafter become an employee of the Company or another Affiliate. Notwithstanding the foregoing provisions of this definition, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, a Participant shall not be considered to have experienced a “Termination of Service” unless the Participant has experienced a “separation from service” within the meaning of Section 409A of the Code.

Article III
ADMINISTRATION

3.1            Authority of the Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan and Applicable Law, the Committee shall have full authority to grant Awards to Eligible Individuals under the Plan. In particular, the Committee shall have the authority to:

(a)            determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Individuals;

(b)            determine the number of Shares to be covered by each Award granted hereunder;

(c)            determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the Shares relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(d)            determine the amount of cash to be covered by each Award granted hereunder;

(e)            determine whether, to what extent, and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;

(f)            determine whether and under what circumstances an Award may be settled in cash, Shares, other property, or a combination of the foregoing;

(g)            determine whether, to what extent, and under what circumstances cash, Shares, or other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant;

(h)            modify, waive, amend, or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, Performance Goals;

(i)            determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(j)            determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of Shares acquired pursuant to the exercise or vesting of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award or Shares; and

(k)            modify, extend, or renew an Award, subject to Article XII and Section 6.3(l).

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The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among Eligible Individual who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments to Awards awarded under the Plan, and to enter into non-uniform and selective Award Agreements.

3.2            Guidelines. Subject to Article XII hereof, the Committee shall have the authority to adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by Applicable Law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements or sub-plans relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may adopt special rules, sub-plans, guidelines, and provisions for persons who are residing in or employed in, or subject to, the taxes of any domestic or foreign jurisdictions to satisfy or accommodate applicable foreign laws or to qualify for preferred tax treatment of such domestic or foreign jurisdictions.

3.3            Decisions Final. Any decision, interpretation, or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding, and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors, and assigns.

3.4            Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the by-laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by Applicable Law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the by-laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.5            Designation of Consultants/Liability; Delegation of Authority.

(a)            The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by Applicable Law) may grant authority to officers of the Company to grant Awards and/or execute agreements or other documents on behalf of the Committee.

(b)            The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant, or agent shall be paid by the Company. The Committee, its members, and any person designated pursuant to Section 3.5(a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by Applicable Law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

(c)            The Committee may delegate any or all of its powers and duties under the Plan to a subcommittee of directors or to any officer of the Company, including the power to perform administrative functions and grant Awards; provided that such delegation does not (i) violate Applicable Law, or (ii) result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. Upon any such delegation, all references in the Plan to the “Committee,” shall be deemed to include any subcommittee or officer of the Company to whom such powers have been delegated by the Committee. Any such delegation shall not limit the right of such subcommittee members or such an officer to receive Awards. The Committee may also appoint agents who are not executive officers of the Company or members of the Board to assist in administering the Plan, provided, however, that such individuals may not be delegated the authority to grant or modify any Awards that will, or may, be settled in Shares.

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3.6            Indemnification. To the maximum extent permitted by Applicable Law and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any of its Affiliates and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, employee’s, member’s, or former member’s own fraud or bad faith. Such indemnification shall be in addition to any right of indemnification the employees, officers, directors, or members or former officers, directors, or members may have under Applicable Law or under the by-laws of the Company or any of its Affiliates. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to such individual under the Plan.

Article IV
SHARE LIMITATION

4.1            Shares. The aggregate number of Shares that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed 5,895,263 Shares (the “Available Shares”) (subject to any increase or decrease pursuant to this Article IV), which may be either authorized and unissued Shares or Shares held in or acquired for the treasury of the Company or both. On the first day of each calendar year beginning January 1, 2023 and ending January 1, 2032, the Available Shares shall be increased by a number of Shares equal to the lesser of (a) 5% of the aggregate number of Shares outstanding on December 31 of the immediately preceding calendar year and (b) such smaller number of Shares as determined by the Committee (the “Annual Increase”). The aggregate number of Shares that may be issued or used with respect to any Incentive Stock Option shall not exceed the Available Shares as may be cumulatively increased on January 1, 2023 and on each January 1 thereafter ending January 1, 2032 by the lesser of the Annual Increase for such year or 5,895,263 Shares, subject in all cases to adjustment as provided in Section 4.3. The maximum number of Shares subject to Awards granted during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid to that Non-Employee Director during the fiscal year and the value of awards granted to the Non-Employee Director under any other equity compensation plan of the Company during the fiscal year, in each case, for such individual’s service on the Board shall not exceed a total value of $750,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes), provided that, for any fiscal year in which a Non-Employee Director (i) first commences service on the Board, (ii) serves on a special committee of the Board, or (iii) serves as lead director or chairman of the Board, such limit shall be $1,000,000. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations. Notwithstanding anything to the contrary contained herein, Shares subject to an Award under the Plan shall again be made available for issuance or delivery under the Plan if such Shares are (A) Shares tendered in payment of an Option, (B) Shares delivered or withheld by the Company to satisfy any tax withholding obligation, (C) Shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award, or (D) Shares subject to an Award (or portion thereof) that expires or is canceled, forfeited, or terminated without issuance of such Shares.

4.2            Substitute Awards. In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Committee may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its Affiliate (“Substitute Awards”). Substitute Awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the overall share limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grants pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above); provided that Awards using such available shares shall not be made after

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the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Eligible Employees or Non-Employee Directors prior to such acquisition or combination.

4.3            Adjustments.

(a)            The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, or preferred or prior preference stock ahead of or affecting the Shares, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate, or (vi) any other corporate act or proceeding.

(b)            Subject to the provisions of Section 11.1:

(i)            If the Company at any time subdivides (by any split, recapitalization, or otherwise) the outstanding Shares into a greater number of Shares, combines (by reverse split, combination, or otherwise) its outstanding Shares into a lesser number of Shares, or effects a separation, spinoff, reorganization, share combination, or extraordinary dividend of cash or other property, then the respective exercise prices for outstanding Awards that provide for a Participant-elected exercise and the number of Shares covered by outstanding Awards shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.

(ii)            Excepting transactions covered by Section 4.3(b)(i), if the Company effects any merger, consolidation, statutory exchange, spin-off, reorganization, sale or transfer of all or substantially all the Company’s assets or business, or other corporate transaction or event in such a manner that the Company’s outstanding Shares are converted into the right to receive (or the holders of Common Stock are entitled to receive in exchange therefor), either immediately or upon liquidation of the Company, securities or other property of the Company or other entity, then, subject to the provisions of Section 11.1, (A) the aggregate number or kind of securities that thereafter may be issued under the Plan, (B) the number or kind of securities or other property (including cash) to be issued pursuant to Awards granted under the Plan (including as a result of the assumption of the Plan and the obligations hereunder by a successor entity, as applicable), or (C) the exercise or purchase price thereof, shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.

(iii)            If there shall occur any change in the capital structure of the Company other than those covered by Section 4.3(b)(i) or Section 4.3(b)(ii), any conversion, any adjustment, or any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of equity securities of the Company, then the Committee shall adjust any Award and make such other adjustments to the Plan to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.

(iv)            The Committee may adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis, or other Company public filing.

(v)            Any such adjustment determined by the Committee pursuant to this Section 4.3(b) shall be final, binding, and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors, and permitted assigns. Any adjustment to, or assumption or substitution of, an Award under this Section 4.3(b) shall be intended to comply with the requirements of Section 409A of the Code and Treasury Regulation §1.424-1 (and any amendments thereto), to the extent applicable. Except as expressly provided in this Section 4.3 or in the applicable Award Agreement, a Participant shall have no additional rights under the Plan by reason of any transaction or event described in this Section 4.3.

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Article V
ELIGIBILITY

5.1            General Eligibility. All current and prospective Eligible Individuals are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.2            Incentive Stock Options. Notwithstanding the foregoing, only Eligible Employees who are employees of the Company, its Subsidiaries, or its Parents (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.3            General Requirement. The vesting and exercise of Awards granted to a prospective Eligible Individual are conditioned upon such individual actually becoming an Eligible Employee, Consultant, or Non-Employee Director, as applicable.

Article VI
STOCK OPTIONS

6.1            Options. Stock Options may be granted alone or in addition to other Awards granted under the Plan. Each Stock Option granted under the Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

6.2            Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options; provided, however, that Incentive Stock Options may only be granted to an Eligible Employee who is an employee of the Company, its Subsidiaries, or its Parents (if any). The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option.

6.3            Terms of Options. Options granted under the Plan shall be evidenced by an Award Agreement and subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)            Exercise Price. The exercise price per Share subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value at the time of grant. Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the exercise price per share of Stock for such Option may be less than the Fair Market Value on the date of grant; provided, that, such exercise price is determined in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.

(b)            Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than ten (10) years (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, five (5) years) after the date the Option is granted.

(c)            Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 6.3, Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

(d)            Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under Section 6.3(c), to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise (which may be electronic) to the Company specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price (which shall equal the product of such number of Shares to be purchased multiplied by the applicable exercise price). The exercise price for the Stock Options may be paid upon such terms and conditions as shall be established by

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the Committee and set forth in the applicable Award Agreement. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options pursuant to which the Company may withhold a number of Shares that otherwise would be issued to the Participant in connection with the exercise of the Stock Option having a Fair Market Value on the date of exercise equal to the exercise price, or that permit the Participant to deliver cash or Shares with a Fair Market Value equal to the exercise price on the date of payment, or through a simultaneous sale through a broker of Shares acquired on exercise, all as permitted by Applicable Law. No Shares shall be issued until payment therefor, as provided herein, has been made or provided for by the Participant.

(e)            Non-Transferability of Options. No Stock Option shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not transferable pursuant to this Section 6.3(e) is transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently transferred other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award Agreement. Any Shares acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of the Plan and the applicable Award Agreement.

(f)            Termination by Death or Disability. Unless otherwise provided in the applicable Award Agreement, or otherwise determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Service is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Service may be exercised by the Participant (or in the case of the Participant’s death, by the legal representative of the Participant’s estate) at any time within a period of one year from the date of such Termination of Service, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that, in the event of a Participant’s Termination of Service by reason of Disability, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

(g)            Involuntary Termination Without Cause. Unless otherwise provided in the applicable Award Agreement or otherwise determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Service is by involuntary termination by the Company without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Service may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination of Service, but in no event beyond the expiration of the stated term of such Stock Options.

(h)            Voluntary Resignation. Unless otherwise provided in the applicable Award Agreement or otherwise determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Service is voluntary (other than a voluntary termination described in Section 6.3(i) hereof), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Service may be exercised by the Participant at any time within a period of thirty (30) days from the date of such Termination of Service, but in no event beyond the expiration of the stated term of such Stock Options.

(i)            Termination for Cause. Unless otherwise provided in the applicable Award Agreement or determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Service (i) is for Cause or (ii) is a voluntary Termination of Service (as provided in Section 6.3(h)) after the occurrence of an event that would be grounds for a Termination of Service for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon immediately terminate and expire as of the date of such Termination of Service.

(j)            Unvested Stock Options. Unless otherwise provided in the applicable Award Agreement or determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant’s Termination of Service for any reason shall terminate and expire as of the date of such Termination of Service.

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(k)            Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary, or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary, or any Parent at all times from the time an Incentive Stock Option is granted until three (3) months prior to the date of exercise thereof (or such other period as required by Applicable Law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(l)            Modification, Extension, and Renewal of Stock Options. The Committee may (i) modify, extend, or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without such Participant’s consent and provided, further, that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Article IV), unless such action is approved by the stockholders of the Company.

(m)            Other Terms and Conditions. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Non-Qualified Stock Option on a cashless basis on the last day of the term of such Option if the Participant has failed to exercise the Non-Qualified Stock Option as of such date, with respect to which the Fair Market Value of the Shares underlying the Non-Qualified Stock Option exceeds the exercise price of such Non-Qualified Stock Option on the date of expiration of such Option, subject to Section 14.4. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

Article VII
STOCK APPRECIATION RIGHTS

7.1            Stock Appreciation Rights. Stock Appreciation Rights may be granted alone (“Free Standing Stock Appreciation Right”) or in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under the Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2            Terms of Stock Appreciation Rights. Stock Appreciation Rights granted under the Plan shall be evidenced by an Award Agreement and subject to the following terms and conditions and shall be in such form and contain such additional terms not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)            Exercise Price. The exercise price per Share subject to a Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per Share exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value at the time of grant, and provided, further, that the per share exercise price of a Tandem Stock Appreciation Right shall not be less than the per share exercise price of the Reference Stock Option. Notwithstanding the foregoing, in the case of a Stock Appreciation Right that is a Substitute Award, the exercise price per share of Stock for such Stock Appreciation Right may be less than the Fair Market Value on the date of grant; provided, that, such exercise price is determined in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.

(b)            Term. The term of each Free Standing Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of Shares covered by the Reference Stock Option shall not be reduced until, and then only

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to the extent that the exercise or termination of the Reference Stock Option causes, the number of Shares covered by the Tandem Stock Appreciation Right to exceed the number of Shares remaining available and unexercised under the Reference Stock Option.

(c)            Exercisability. Unless otherwise provided by the Committee, Free Standing Stock Appreciation Rights granted under the Plan shall be exercised at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in terms of any Award Agreement upon the occurrence of a specified event. A Tandem Stock Appreciation Right shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.3(c).

(d)            Method of Exercise. Subject to whatever installment and waiting period provisions applied under Section 6.3(c), to the extent vested, a Free Standing Stock Appreciation Right may be exercised in whole or in part at any time in accordance with the applicable Award Agreement, by given written notice of exercise (which may be electronic) to the Company specifying the number of Stock Appreciation Rights being exercised. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options that have been so surrendered, in whole or in part, shall no longer be exercisable to the extent that the related Tandem Stock Appreciation Rights have been exercised.

(e)            Payment. Upon the exercise of a Free Standing Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Shares (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one Share on the date that the right is exercised over the Fair Market Value of one Share on the date that the right was awarded to the Participant. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Shares (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one Share over the Stock Option exercise price per Share specified in the Reference Stock Option Award Agreement multiplied by the number of Shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(f)            Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of Shares to be issued under the Plan.

(g)            Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the provisions of the applicable Award Agreement and the Plan, upon a Participant’s Termination of Service for any reason, Free Standing Stock Appreciation Rights may remain exercisable following a Participant’s Termination of Service on the same basis as Stock Options would be exercisable following a Participant’s Termination of Service in accordance with the provisions of Sections 6.3(f) through 6.3(j).

(h)            Non-Transferability. Free Standing Stock Appreciation Rights shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant. Tandem Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 6.3(e) of the Plan.

(i)            Modification, Extension, and Renewal of Stock Appreciation Rights. The Committee may (i) modify, extend, or renew outstanding Stock Appreciation Rights granted under the Plan (provided that the rights of a Participant are not reduced without such Participant’s consent and provided, further, that such action does not subject the Stock Appreciation Rights to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Appreciation Rights (to the extent not theretofore exercised) and authorize the granting of new Stock Appreciation Rights in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Stock Appreciation Right may not be modified to reduce the exercise price thereof nor may a new Stock Appreciation Right at a lower price be substituted for a surrendered Stock Appreciation Right (other than adjustments or substitutions in accordance with Article IV), unless such action is approved by the stockholders of the Company.

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(j)            Other Terms and Conditions. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Stock Appreciation Right on a cashless basis on the last day of the term of such Stock Appreciation Right if the Participant has failed to exercise the Stock Appreciation Right as of such date, with respect to which the Fair Market Value of the Shares underlying the Stock Appreciation Right exceeds the exercise price of such Stock Appreciation Right on the date of expiration of such Stock Appreciation Right, subject to Section 14.4. Stock Appreciation Rights may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

Article VIII
RESTRICTED STOCK; RESTRICTED STOCK UNITS

8.1            Awards of Restricted Stock and Restricted Stock Units. Shares of Restricted Stock and Restricted Stock Units may be granted alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals to whom, and the time or times at which, grants of Restricted Stock and/or Restricted Stock Units shall be made, the number of shares of Restricted Stock or Restricted Stock Units to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee shall determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan, including any vesting or forfeiture conditions during the applicable restriction period. The Committee may condition the grant or vesting of Restricted Stock and Restricted Stock Units upon the attainment of specified performance targets (including the Performance Goals) or such other factor as the Committee may determine in its sole discretion.

8.2            Awards and Certificates. Restricted Stock and Restricted Stock Units granted under the Plan shall be evidenced by an Award Agreement and subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)            Restricted Stock:

(i)            Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. The purchase price for shares of Restricted Stock may be zero to the extent permitted by Applicable Law, and, to the extent not so permitted, such purchase price may not be less than par value.

(ii)            Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by Applicable Law, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iii)            Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Restricted Stock Award in the event that such Award is forfeited in whole or part.

(iv)            Rights as a Stockholder. Except as provided in Section 8.3(a) and this Section 8.2(a) or as otherwise determined by the Committee in an Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of Shares, including, without limitation, the right to receive dividends, the right to vote such Shares, and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares; provided that the Award Agreement shall specify on what terms and conditions the applicable Participant shall be entitled to dividends payable on the shares of Restricted Stock.

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(v)            Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such Shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by Applicable Law or other limitations imposed by the Committee.

(b)            Restricted Stock Units:

(i)            Settlement. The Committee may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practical after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A of the Code.

(ii)            Right as a Stockholder. A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until Shares are delivered in settlement of the Restricted Stock Units.

(iii)            Dividend Equivalents. If the Committee so provides, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares, and may be subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement.

8.3            Restrictions and Conditions.

(a)            Restriction Period:

(i)            The Participant shall not be permitted to transfer shares of Restricted Stock awarded under the Plan or vest in Restricted Stock Units during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the applicable Award Agreement and such agreement shall set forth a vesting schedule and any event that would accelerate vesting of the Restricted Stock and/or Restricted Stock Units. Within these limits, based on service, attainment of Performance Goals pursuant to Section 8.3(a)(ii), and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award or Restricted Stock Unit and/or waive the deferral limitations for all or any part of any Award.

(ii)            If the grant of shares of Restricted Stock or Restricted Stock Units or the lapse of restrictions or vesting schedule is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage applicable to each Participant or class of Participants in the applicable Award Agreement prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions), and other similar types of events or circumstances.

(b)            Termination. Unless otherwise provided in the applicable Award Agreement or determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, upon a Participant’s Termination of Service for any reason during the relevant Restriction Period, all Restricted Stock or Restricted Stock Units still subject to restriction will be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

Article IX
PERFORMANCE AWARDS

9.1            Performance Awards. The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Goals either alone or in addition to other Awards granted under the Plan. The Performance Goals to be achieved during the Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The conditions for grant or vesting and the

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other provisions of Performance Awards (including, without limitation, any applicable Performance Goals) need not be the same with respect to each Participant. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee as set forth in the applicable Award Agreement.

Article X
OTHER STOCK-BASED AND CASH AWARDS

10.1            Other Stock-Based Awards. The Committee is authorized to grant to Eligible Individuals Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, including but not limited to, Shares awarded purely as a bonus and not subject to restrictions or conditions, Shares in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company, stock equivalent units, and Awards valued by reference to book value of Shares. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Individuals to whom, and the time or times at which, such Awards shall be made, the number of Shares to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Shares under such Awards upon the completion of a specified Performance Period. The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion.

10.2            Terms and Conditions. Other Stock-Based Awards made pursuant to this Article X shall be evidenced by an Award Agreement and subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)            Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, Shares subject to Awards made under this Article X may not be transferred prior to the date on which the Shares are issued or, if later, the date on which any applicable restriction, performance, or deferral period lapses.

(b)            Dividends. Unless otherwise determined by the Committee at the time of the grant of an Award, subject to the provisions of the Award Agreement and the Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or Dividend Equivalents in respect of the number of Shares covered by the Award.

(c)            Vesting. Any Award under this Article X and any Shares covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

(d)            Price. Shares under this Article X may be issued for no cash consideration. Shares purchased pursuant to a purchase right awarded under this Article X shall be priced as determined by the Committee in its sole discretion.

10.3            Cash Awards. The Committee may from time to time grant Cash Awards to Eligible Individuals in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by Applicable Law, as it shall determine in its sole discretion. Cash Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time in its sole discretion. The grant of a Cash Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.

Article XI
CHANGE IN CONTROL PROVISIONS

11.1            Benefits. In the event of a Change in Control, and except as otherwise provided by the Committee in an Award Agreement, a Participant’s Awards shall be treated as determined by the Committee, including, but not limited to, in accordance with one or more of the following methods:

(a)            Awards, whether or not then vested, shall be continued, be assumed, or have new rights substituted therefor, as determined by the Committee in a manner consistent with the requirements of Section 409A of the Code, and restrictions to which shares of Restricted Stock or any other Award granted prior to the Change in

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Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Shares on such terms as determined by the Committee; provided that the Committee may decide to award additional Restricted Stock or other Awards in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).

(b)            The Committee, in its sole discretion, may provide for the cancellation of Awards for an amount of cash equal to the excess (if any) of the Change in Control Price of the Shares covered by such Awards, over the aggregate exercise price of such Awards (to the extent applicable); provided, however, that if the exercise price of an Option or Stock Appreciation Right exceeds the Change in Control Price, such Award may be cancelled for no consideration.

(c)            The Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant-elected exercise, effective as of the date of the Change in Control, by delivering notice of termination to each Participant at least twenty (20) days prior to the date of consummation of the Change in Control, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Change in Control, each such Participant shall have the right to exercise in full all of such Participant’s Awards that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award Agreements), but any such exercise shall be contingent on the occurrence of the Change in Control, and, provided that, if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

(d)            Notwithstanding any other provision herein to the contrary, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an Award at any time.

Article XII
TERMINATION OR AMENDMENT OF PLAN

Notwithstanding any other provision of the Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any Applicable Law), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by Applicable Law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension, or termination may not be materially impaired without the consent of such Participant and, provided, further, that without the approval of the holders of the Shares entitled to vote in accordance with Applicable Law, no amendment may be made that would (a) increase the aggregate number of Shares that may be issued under the Plan (except by operation of Article IV); (b) change the classification of individuals eligible to receive Awards under the Plan; (c) reduce the exercise price of any Stock Option or Stock Appreciation Right; (d) grant a new Stock Option, Stock Appreciation Right, or other Award in substitution for, or upon the cancellation of, any previously granted Stock Option or Stock Appreciation Right that has the effect of reducing the exercise price thereof; (e) exchange any Stock Option or Stock Appreciation Right for Common Stock, cash, or other consideration when the exercise price per Share under such Stock Option or Stock Appreciation Right exceeds the Fair Market Value of a Share; or (f) take any other action that would be considered a “repricing” of a Stock Option or Stock Appreciation Right under the applicable listing standards of the national exchange on which the Common Stock is listed (if any). Notwithstanding anything herein to the contrary, the Board or the Committee may amend the Plan or any Award Agreement at any time without a Participant’s consent to comply with Applicable Law, including Section 409A of the Code. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall materially impair the rights of any holder without the holder’s consent.

Article XIII
UNFUNDED STATUS OF PLAN

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which is not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Company.

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Article XIV
GENERAL PROVISIONS

14.1            Legend. The Committee may require each person receiving Shares pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the Shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, and any Applicable Law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If the Shares are held in book-entry form, then the book-entry will indicate any restrictions on such Shares.

14.2            Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

14.3            No Right to Employment/Directorship/Consultancy. Neither the Plan nor the grant of any Award hereunder shall give any Participant or other employee, Consultant, or Non-Employee Director any right with respect to continuance of employment, consultancy, or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate such employment, consultancy, or directorship at any time.

14.4            Withholding of Taxes. A Participant shall be required to pay to the Company or one of its Affiliates, as applicable, or make arrangements satisfactory to the Company regarding the payment of, any income tax, social insurance contribution or other applicable taxes that are required to be withheld in respect of an Award. The Committee may (but is not obligated to), in its sole discretion, permit or require a Participant to satisfy all or any portion of the applicable taxes that are required to be withheld with respect to an Award by (a) the delivery of Shares (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for at least six (6) months (or such other period in order to avoid adverse accounting treatment under applicable accounting standards) having an aggregate Fair Market Value equal to such withholding liability (or portion thereof); (b) having the Company withhold from the Shares otherwise issuable or deliverable to, or that would otherwise be retained by, the Participant upon the grant, exercise, vesting, or settlement of the Award, as applicable, a number of Shares with an aggregate Fair Market Value equal to the amount of such withholding liability using the minimum statutory withholding rates (or such other rate as may be approved by the Committee so long as such withholding does not result in adverse treatment for financial accounting purposes); or (c) by any other means specified in the applicable Award Agreement or otherwise determined by the Committee.

14.5            Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards, or other securities or property shall be used or paid in lieu of fractional Shares or whether any fractional shares should be rounded, forfeited, or otherwise eliminated.

14.6            No Assignment of Benefits. No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be transferable in any manner, and any attempt to transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

14.7            Clawback Provisions. All Awards (including any proceeds, gains, or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to any Company clawback policy adopted by the Board or the Committee prior to, on, or after the Effective Date, including any clawback policy adopted to comply with Applicable Law (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as set forth in such clawback policy or the Award Agreement.

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14.8            Listing and Other Conditions.

(a)            Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of Shares pursuant to an Award shall be conditioned upon such Shares being listed on such exchange or system. The Company shall have no obligation to issue such Shares unless and until such Shares are so listed, and the right to exercise any Option or other Award with respect to such Shares shall be suspended until such listing has been effected.

(b)            If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under Applicable Law, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to Shares or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c)            Upon termination of any period of suspension under this Section 14.8, any Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to Shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)            A Participant shall be required to supply the Company with certificates, representations, and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent, or approval the Company deems necessary or appropriate.

14.9            Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

14.10            Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

14.11            Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates or affect any benefit or compensation under any other plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

14.12            Costs. The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Shares pursuant to Awards hereunder.

14.13            No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

14.14            Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

14.15            Section 16(b) of the Exchange Act. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.15, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.16            Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of

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Shares or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares, or other consideration so deferred, and such other terms, conditions, rules, and procedures that the Committee deems advisable for the administration of any such deferral program.

14.17            Section 409A of the Code. The Plan and Awards are intended to comply with or be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed, and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary, or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with or be exempt from Section 409A of the Code and, to the extent such provision cannot be amended to comply therewith or be exempt therefrom, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall, to the extent necessary to avoid taxation under Section 409A of the Code, be delayed for the first six months following such separation from service (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period. Notwithstanding any contrary provision of the Plan or any Award Agreement, any payment of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code ) that may be made in installments shall be treated as a right to receive a series of separate and distinct payments.

14.18            Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator, or trustee of such estate.

14.19            Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

14.20            Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

Article XV
EFFECTIVE DATE OF PLAN

The Plan was approved by the Board on February 13, 2023 and shall become effective on March 20, 2023, subject to the approval of the Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware.

Article XVI
TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the 10th anniversary of the earlier of the date that the Plan is adopted or the date of stockholder approval, but Awards granted prior to such 10th anniversary may extend beyond that date.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time,on July 25, 2023. NEAR INTELLIGENCE, INC. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/near/2023 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. Please mark your votes like this X Proposal 1 – The Junior Capital Financings Proposal: To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock (including shares underlying convertible debentures and warrants) in connection with the Junior Capital Financings (as defined in the Proxy Statement), in an amount in excess of 20% of the Company’s common stock outstanding as of March 31, 2023. Proposal 2 - The Private Placement Proposal: to approve the issuance of shares of the Company’s common stock and/or securities convertible into or exercisable for shares of common stock at a price below the “minimum price” and in a number equal to 20% or more of the Company’s common stock outstanding in one or more non-public transactions as required by and in accordance with Nasdaq Listing Rule 5635(d). Proposal 3 – The Reverse Stock Split Proposal: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio in the range of 1 for 2 to 1 for 20 (the “Reverse Stock Split”), with the exact ratio to be determined at the discretion of the Board, and effected at such time and date, if at all, as determined by the Board, but in any case prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting. Proposal 4 – The 2023 Plan Amendment Proposal: To approve an amendment to the Company’s 2023 Equity Incentive Plan (the “2023 Plan”) to increase the number of shares of Common Stock authorized for issuance pursuant to awards under the 2023 Plan by 5,537,250 shares, for a total of 11,432,783 shares authorized. Proposal 5 – The Adjournment Proposal: To adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Junior Capital Financings Proposal, the Private Placement Proposal, the Reverse Stock Split Proposal or the 2023 Plan Amendment Proposal. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN CONTROL NUMBER Signature_______________________________Signature, if held jointly____________________________________Date_______________ Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders To view the Proxy Statement and to Attend the Special Meeting,please go to: https://www.cstproxy.com/near/2023 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS NEAR INTELLIGENCE, INC. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, (the “Proxy Statement”) in connection with the special meeting of stockholders of Near Intelligence, Inc. (the “Company”) and at any adjournments thereof (the “Special Meeting”) to be held virtually at https://www.cstproxy.com/near/2023 at 10:00 a.m., Eastern time on July 26, 2023 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Anil Mathews and Rahul Agarwal, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side)